UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07685

                             Frontegra Funds, Inc.
               (Exact name of registrant as specified in charter)

                                400 Skokie Blvd.
                                   Suite 500
                           Northbrook, Illinois 60062
              (Address of principal executive offices) (Zip code)

                             William D. Forsyth III
                          400 Skokie Blvd., Suite 500
                           Northbrook, Illinois 60062
                    (Name and address of agent for service)

                                 (847) 509-9860
               Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2005

Date of reporting period:  June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.
-------------------------------

                             (FRONTEGRA FUNDS LOGO)

                                 ANNUAL REPORT

                        Frontegra Total Return Bond Fund
                      Frontegra Investment Grade Bond Fund
                      Frontegra IronBridge Small Cap Fund
                         Frontegra IronBridge SMID Fund
                  Frontegra New Star International Equity Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.
                                 June 30, 2005

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1
EXPENSE EXAMPLE                                                              2
ALLOCATION OF PORTFOLIO HOLDINGS                                             5
FRONTEGRA TOTAL RETURN BOND FUND
FRONTEGRA INVESTMENT GRADE BOND FUND
   Report from Reams Asset Management Company, LLC                           8
   Investment Highlights                                                    11
   Schedule of Investments                                                  12
   Schedule of Swap Contracts Sold                                          26
   Statement of Assets and Liabilities                                      27
   Statement of Operations                                                  28
   Statements of Changes in Net Assets                                      29
   Financial Highlights                                                     30
   Investment Highlights                                                    31
   Schedule of Investments                                                  32
   Statement of Assets and Liabilities                                      43
   Statement of Operations                                                  44
   Statements of Changes in Net Assets                                      45
   Financial Highlights                                                     46
FRONTEGRA IRONBRIDGE SMALL CAP FUND
FRONTEGRA IRONBRIDGE SMID FUND
   Report from IronBridge Capital Management, LLC                           48
   Investment Highlights                                                    50
   Schedule of Investments                                                  51
   Statement of Assets and Liabilities                                      58
   Statement of Operations                                                  59
   Statement of Changes in Net Assets                                       60
   Financial Highlights                                                     61
   Investment Highlights                                                    62
   Schedule of Investments                                                  63
   Statement of Assets and Liabilities                                      69
   Statement of Operations                                                  70
   Statements of Changes in Net Assets                                      71
   Financial Highlights                                                     72
FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND
   Report from New Star Institutional Managers Limited                      74
   Investment Highlights                                                    76
   Schedule of Investments                                                  77
   Portfolio Diversification                                                82
   Statement of Assets and Liabilities                                      83
   Statement of Operations                                                  84
   Statements of Changes in Net Assets                                      85
   Financial Highlights                                                     86
NOTES TO FINANCIAL STATEMENTS                                               87
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                     97
ADDITIONAL INFORMATION                                                      98

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontegra Funds over the past twelve months. During this period, U.S. equity markets, while somewhat volatile, continued to trend upward. The S&P 500 Index was up a modest 6.32% for the twelve-month period ending June 30, 2005. Small capitalization stocks performed better, with the Russell 2000 Index up 9.45% for the period. The non-U.S. equity markets were relatively stronger than the U.S. market. The MSCI EAFE Index returned 14.24%. The U.S. bond market was very strong and provided returns slightly in excess of those provided by the S&P 500 Index for the twelve months. The broad bond market, as measured by the Lehman Brothers Aggregate Bond Index, was up 6.80% for the past twelve months.

FUND RESULTS

The Total Return Bond Fund and the Investment Grade Bond Fund, both managed by Reams Asset Management, provided solid returns for the twelve-month period and both were in line with the benchmark. The Total Return Bond Fund returned 7.00%, slightly ahead of the benchmark Lehman Brothers Aggregate Bond Index, while the Investment Grade Bond Fund returned 6.32%.

The Frontegra IronBridge Small Cap Fund, managed by IronBridge Capital Management, returned 8.47% versus the 9.45% return for the benchmark Russell 2000 Index. The newly-launched IronBridge SMID Fund returned 0.00% for the first six months of 2005 versus the benchmark Russell 2500 Index return of 1.24%.

The Frontegra New Star International Equity Fund, managed by London-based New Star Asset Management, returned 11.09% versus the benchmark return of 14.24% for the MSCI EAFE Index.

OUTLOOK

The ongoing economic recovery, while weak for much of the past twelve months, has improved recently with GDP, personal income and consumption all rising. Inflation seems, remarkably, to still be under control, but the price of oil has risen dramatically. The Fed has increased short rates steadily for the past year to the point where they are now almost in line with long-term interest rates. And finally, the U.S. trade deficit is very large and growing - with China accounting for an ever-increasing portion.

We will continue to actively manage the Frontegra Funds using the investment processes which have served our shareholders well in the past, while taking into consideration the economic and political factors at work in the capital markets today. As always, we appreciate your investment and continued confidence in the Frontegra Funds.

Sincerely,

/s/Thomas J. Holmberg, CFA              /s/William D. Forsyth, CFA

Thomas J. Holmberg, CFA                 William D. Forsyth, CFA
Frontegra Asset Management, Inc.        Frontegra Asset Management, Inc.

Frontegra Funds
EXPENSE EXAMPLE
June 30, 2005

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/05 - 6/30/05).

ACTUAL EXPENSES

The first line of the tables on the following pages provides information about actual account values and actual expenses. Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontegra New Star International Equity Fund. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

FRONTEGRA TOTAL RETURN BOND FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2005 -
                          JANUARY 1, 2005   JUNE 30, 2005    JUNE 30, 2005*<F1>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,023.10            $2.05
Hypothetical (5% return
  before expenses)           $1,000.00        $1,022.77            $2.05

*<F1> Expenses are equal to the Fund's annualized expense ratio of 0.408%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA INVESTMENT GRADE BOND FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2005 -
                          JANUARY 1, 2005   JUNE 30, 2005    JUNE 30, 2005*<F2>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,020.40            $2.03
Hypothetical (5% return
  before expenses)           $1,000.00        $1,022.79            $2.03

*<F2> Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMALL CAP FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2005 -
                          JANUARY 1, 2005   JUNE 30, 2005    JUNE 30, 2005*<F3>
                          ---------------   -------------    ------------------
Actual                       $1,000.00         $ 968.80            $5.37
Hypothetical (5% return
  before expenses)           $1,000.00        $1,019.34            $5.51

*<F3> Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA IRONBRIDGE SMID FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 3, 2005 -
                          JANUARY 3, 2005   JUNE 30, 2005    JUNE 30, 2005*<F4>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $1,000.00         $4.66**<F5>
Hypothetical (5% return
  before expenses)           $1,000.00        $1,020.08         $4.76***<F6>

  *<F4> Although the inception date of the Fund was December 31, 2004, expenses did not start accruing until January 3, 2005.
 **<F5> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 179/365 to reflect the one-half year period.
***<F6> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

                                                               EXPENSES PAID
                             BEGINNING          ENDING         DURING PERIOD
                           ACCOUNT VALUE    ACCOUNT VALUE    JANUARY 1, 2005 -
                          JANUARY 1, 2005   JUNE 30, 2005    JUNE 30, 2005*<F7>
                          ---------------   -------------    ------------------
Actual                       $1,000.00        $  991.70            $4.69
Hypothetical (5% return
  before expenses)           $1,000.00        $1,020.08            $4.76

*<F7> Expenses are equal to the Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Frontegra Funds
ALLOCATION OF PORTFOLIO HOLDINGS
June 30, 2005

                     FRONTEGRA TOTAL RETURN BOND FUND*<F8>

               Mortgage Backed Securities                   69.1%
               Corporate Bonds                              27.1%
               U.S. Treasury Obligations                     7.8%
               Asset Backed Securities                       5.2%
               Short Term Investments                        5.2%
               U.S. Government Agency Issues                 3.6%
               Foreign Government Notes/Bonds                2.5%
               Foreign Government Agency Issue               2.1%
               Collateralized Mortgage Obligation            0.3%

*<F8>  Excludes net liabilities

                   FRONTEGRA INVESTMENT GRADE BOND FUND*<F9>

               Mortgage Backed Securities                   73.8%
               Corporate Bonds                              20.8%
               U.S. Treasury Obligations                    10.2%
               Short Term Investments                       10.1%
               Asset Backed Securities                       7.5%
               U.S. Government Agency Issues                 4.4%
               Foreign Government Note/Bond                  0.3%
               Collateralized Mortgage Obligation            0.3%

*<F9>  Excludes net liabilities

                   FRONTEGRA IRONBRIDGE SMALL CAP FUND*<F10>

               Common Stocks                                97.2%
               Short Term Investments                        4.0%

*<F10>  Excludes net liabilities

                      FRONTEGRA IRONBRIDGE SMID FUND*<F80>

               Common Stocks                                95.2%
               Short Term Investments                        5.0%

*<F80>  Excludes net liabilities

                  FRONTEGRA NEW STAR INTERNATIONAL EQUITY FUND

               Common Stocks                                90.7%
               Other Assets                                  5.2%
               Short Term Investments                        4.1%

                                   FRONTEGRA
                             TOTAL RETURN BOND FUND

                                   FRONTEGRA
                                INVESTMENT GRADE
                                   BOND FUND

REPORT FROM REAMS ASSET
MANAGEMENT COMPANY, LLC:

Dear Fellow Shareholders:

The Frontegra Total Return Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of fixed income securities of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

The Frontegra Investment Grade Bond Fund strives to achieve a high level of total return consistent with the preservation of capital by investing in a diversified portfolio of investment grade bonds of varying maturities. This objective is relative to and measured against the Lehman Brothers Aggregate Bond Index.

PERFORMANCE REVIEW

Over the last 12 months, the Frontegra Total Return Bond Fund has slightly outperformed the benchmark after fees, returning 7.00% compared to 6.80% for the Lehman Brothers Aggregate Bond Index. The Fund returned 3.33%, net of fees, for the second quarter of the calendar year, compared to 3.01% for the Lehman Brothers Aggregate Bond Index. The Fund benefited slightly from both security selection and duration strategy. The auto credits were particularly helpful as performance contributors.

Over the last 12 months, the Frontegra Investment Grade Bond Fund has slightly underperformed the benchmark after fees, returning 6.32% compared to 6.80% for the Lehman Brothers Aggregate Bond Index. The Fund returned 2.94%, net of fees, compared to the benchmark return of 3.01% in the second quarter of the calendar year. The Fund benefited from both duration strategy and the auto credits; however, TIPS holdings were a negative.

FIXED INCOME OUTLOOK

Yields have fallen recently on all but the shortest fixed income securities as the yield curve again sharply flattened. Growth, inflation and capital inflows into the U.S. debt market remain as critical variables for the bond market for the remainder of 2005.

The U.S. economic picture remains mixed. A number of indicators weakened early in the second calendar quarter, as anemic reports were received for first quarter GDP, employment and leading indicators. However, the data strengthened recently, and large upwards revisions were made to GDP and personal income. Consumption remains strong, although the trade deficit continues to drain strength from the economy and the leading indicators remain in a downtrend. We expect growth of about 3% in GDP over the next year.

The inflation picture has improved. Despite continuing pressure from oil prices, core inflation measures stabilized at about 2.0%, which remains our estimate of long-term underlying inflation.

A critical factor overhanging the bond market is the large and growing U.S. trade deficit and corresponding build-up in foreign central bank dollar reserves and Treasury holdings. It is feared that the resolution of these perceived "imbalances" will be inflationary and interrupt demand for U.S. debt, raising interest rates.

The Fed's relentless increases in the Fed funds rate have brought short-term rates quite close to longer-term rates, so speculation has mounted about when the Fed will stop. We think that monetary policy has become quite tight, as evidenced by the firm dollar, flat curve and slow rate of M2 growth. We do not think that the Fed will raise the funds rate much above the 5-year Treasury rate, currently 3.70%, so we expect the Fed to stop at 3.50% or 3.75%. Fed action remains dependent upon unfolding economic growth and inflation data.

As of June 30, 2005, with a yield level of 3.90% on 10-year Treasury notes, we think that inflation-adjusted yields have moved back to highly unattractive levels of value compared to historical norms.

Credit spreads widened during the second quarter, particularly in the high yield market, as the credit market was disrupted by the downgrading of the auto credits. After dropping sharply in April and early May, credit bounced back in late May and June. While wider, current credit spreads are still fairly unattractive historically.

At current levels, mortgages appear to be fairly-valued, and reasonably attractive compared to other fixed income alternatives.

PORTFOLIO STRATEGY

As of June 30, 2005, portfolio strategy is characterized by the following components:

As inflation-adjusted Treasury yields have fallen back to unattractive valuation levels, and the chance of market disruption from trade and capital flows has risen, we have returned to a defensive duration strategy.

As the yield curve has continued to reshape to a very flat profile, with 2/30 Treasury spread dropping from 97 to 56 basis points during the quarter, we have increasingly adopted a bulleted curve strategy, although this is mitigated by the defensive duration strategy.

The dollar rose sharply during the quarter, even as trade flows worsened. We responded by adding an unhedged non-dollar position, since we think that the current international situation creates great risk for the dollar.

Mortgage pass-through exposure has been increased to benchmark levels. At current interest rates, pass-throughs present a reasonable upside/downside profile and are attractive compared to the alternatives.

As credit spreads have increased, investment-grade credit exposure has been moved up to benchmark levels.

Better convexity commercial mortgage backed securities and asset backed holdings remain significant in the portfolios, since their AAA credit qualities and favorable structures remain attractive compared to current alternatives.

A TIPS position of approximately 3% of the portfolios is being held since TIPS has cheapened significantly versus Treasury bonds.

Regards,

/s/Mark M. Egan                         /s/Robert A. Crider

Mark M. Egan, CFA, CPA                  Robert A. Crider, CFA
Reams Asset Management Company, LLC     Reams Asset Management Company, LLC

The Funds are actively managed. Securities held at June 30, 2005 may or may not be currently held by the Funds.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                           Frontegra Total               Lehman Brothers
        Date               Return Bond Fund            Aggregate Bond Index
        ----               ----------------            --------------------
       11/25/96*<F11>         $100,000                       $100,000
       12/31/96                $99,239                        $99,417
        3/31/97                $98,362                        $98,861
        6/30/97               $102,032                       $102,492
        9/30/97               $105,600                       $105,898
       12/31/97               $107,761                       $109,016
        3/31/98               $109,814                       $110,713
        6/30/98               $112,097                       $113,298
        9/30/98               $116,435                       $118,088
       12/31/98               $116,850                       $118,485
        3/31/99               $116,509                       $117,898
        6/30/99               $115,847                       $116,862
        9/30/99               $116,931                       $117,655
       12/31/99               $116,688                       $117,512
      3/31/2000               $120,434                       $120,105
      6/30/2000               $123,697                       $122,197
      9/30/2000               $127,807                       $125,882
     12/31/2000               $132,423                       $131,176
      3/31/2001               $137,575                       $135,157
      6/30/2001               $138,374                       $135,919
      9/30/2001               $143,478                       $142,189
     12/31/2001               $142,220                       $142,252
      3/31/2002               $142,420                       $142,386
      6/30/2002               $143,131                       $147,647
      9/30/2002               $144,301                       $154,411
     12/31/2002               $150,349                       $156,841
      3/31/2003               $154,795                       $159,026
      6/30/2003               $162,151                       $163,003
      9/30/2003               $162,793                       $162,766
     12/31/2003               $164,216                       $163,280
      3/31/2004               $168,643                       $167,623
      6/30/2004               $164,921                       $163,535
      9/30/2004               $170,445                       $168,755
     12/31/2004               $172,484                       $170,367
      3/31/2005               $170,781                       $169,550
      6/30/2005               $176,473                       $174,650

*<F11>  11/25/96 commencement of operations.

Portfolio Total Return**<F12>
FOR THE YEAR ENDED 6/30/05

ONE YEAR                           7.00%

FIVE YEAR
AVERAGE ANNUAL                     7.37%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     6.83%

This chart assumes an initial gross investment of $100,000 made on 11/25/96 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F12> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Total Return Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2005

Principal Amount                                                         Value
----------------                                                         -----
                    U.S. TREASURY OBLIGATIONS  7.8%

                    U.S. Treasury Bonds  4.5%
     $ 2,420,000    5.250%, 02/15/2029                            $  2,767,781
       9,745,000    5.375%, 02/15/2031                              11,499,100
                                                                  ------------
                                                                    14,266,881
                                                                  ------------

                    U.S. Treasury Inflation Index Bonds  3.3%
       6,778,068    0.875%, 04/15/2010                               6,610,731
       3,790,568    1.625%, 01/15/2015                               3,776,797
                                                                  ------------
                                                                    10,387,528
                                                                  ------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                      (Cost $24,390,669)                            24,654,409
                                                                  ------------

                    U.S. GOVERNMENT AGENCY ISSUES (G)<F19>  3.6%
                    FNMA
       1,910,000    1.875%, 02/15/2006 (e)<F17>                      1,887,735
       7,415,000    5.500%, 02/15/2006 (e)<F17>                      7,495,297
         821,000    2.100%, 04/19/2006 (e)<F17>                        810,426
       1,315,000    2.650%, 04/28/2006 (e)<F17>                      1,303,145
                                                                  ------------
                    TOTAL U.S. GOVERNMENT AGENCY ISSUES
                      (Cost $11,508,347)                            11,496,603
                                                                  ------------

                    FOREIGN GOVERNMENT AGENCY ISSUE  2.1%
                    U.K. Treasury Stock
GBP    3,525,000    5.000%, 03/07/2012 (b)<F14>                      6,638,229
                                                                  ------------
                    TOTAL FOREIGN GOVERNMENT AGENCY ISSUE
                      (Cost $6,653,180)                              6,638,229
                                                                  ------------

                    FOREIGN GOVERNMENT NOTES/BONDS  2.5%
                    General Government  2.5%
         889,000    Aid-Israel
                      5.500%, 09/18/2023 (b)<F14>                      996,353
EUR    5,795,000    Bundesschatzanweisungen
                      2.000%, 06/15/2007 (b)<F14>                    7,008,468
                                                                  ------------
                    TOTAL FOREIGN GOVERNMENT NOTES/BONDS
                      (Cost $7,955,013)                              8,004,821
                                                                  ------------

                    CORPORATE BONDS  27.1%

                    Auto Components  0.6%
         475,000    American Axle & Manufacturing, Inc.
                      5.250%, 02/11/2014                               418,000
         964,000    Dana Corp.
                      5.850%, 01/15/2015                               848,320
         870,000    Delphi Corp.
                      6.500%, 08/15/2013                               645,975
                                                                  ------------
                                                                     1,912,295
                                                                  ------------

                    Automobiles  0.7%
         750,000    Daimler Chrysler NA Holdings
                      4.875%, 06/15/2010                               746,551
       1,924,000    Ford Motor Co.
                      7.450%, 07/16/2031                             1,606,186
                                                                  ------------
                                                                     2,352,737
                                                                  ------------

                    Chemicals  0.4%
       1,140,000    ICI Wilmington Inc.
                      4.375%, 12/01/2008                             1,131,339
                                                                  ------------

                    Commercial Banks  0.5%
         829,000    Credit Suisse First Boston London
                      7.900%, 05/01/2007
                      (Acquired 12/17/2002,
                      Cost $852,692) (a)<F13>(b)<F14>                  882,642
         660,000    Suntrust Bank
                      4.550%, 05/25/2009                               653,945
                                                                  ------------
                                                                     1,536,587
                                                                  ------------

                    Consumer Finance  2.9%
                    Ford Motor Credit Co.
       1,455,000      5.800%, 01/12/2009                             1,381,226
       1,540,000      5.700%, 01/15/2010                             1,420,405
       1,542,000    Household Finance Corp.
                      4.125%, 11/16/2009                             1,525,332
       1,060,000    International Lease Finance Corp.
                      4.625%, 06/02/2008                             1,068,006
       1,575,000    John Deere Capital Corp.
                      3.370%, 07/11/2005 (c)<F15>(e)<F17>            1,574,967
      $2,330,000    Residential Capital Corp.
                      6.375%, 06/30/2010
                      (Acquired Multiple Dates,
                      Cost $2,331,368) (a)<F13>                      2,341,212
                                                                  ------------
                                                                     9,311,148
                                                                  ------------

                    Diversified Financial Services  4.0%
         835,000    CIT Group, Inc.
                      3.650%, 11/23/2007                               823,259
                    Credit Suisse First Boston USA Inc.
       5,840,000      3.170%, 04/05/2006 (c)<F15>(e)<F17>            5,843,621
         675,000      4.125%, 01/15/2010                               670,232
       1,642,000    General Electric Capital Corp.
                      4.375%, 11/21/2011                             1,639,537
                    General Motors Acceptance Corp.
         720,000      6.750%, 12/01/2014                               644,165
       2,533,000      8.000%, 11/01/2031                             2,260,305
         850,000    Goldman Sachs Group, Inc.
                      4.500%, 06/15/2010                               852,745
                                                                  ------------
                                                                    12,733,864
                                                                  ------------

                    Diversified Telecommunication Services  2.8%
       1,305,000    AT&T Corp.
                      7.300%, 11/15/2011                             1,504,013
         547,000    Bellsouth Corp.
                      4.750%, 11/15/2012                               549,871
       1,001,000    British Telecommunications PLC
                      8.375%, 12/15/2010 (b)<F14>                    1,185,170
         706,000    Qwest Corp.
                      7.200%, 11/10/2026                               635,400
       1,233,000    SBC Communications
                      4.125%, 09/15/2009                             1,222,782
         780,000    Sprint Capital Corp.
                      8.375%, 03/15/2012                               938,200
       2,530,000    Telecom Italia Capital
                      4.000%, 01/15/2010
                      (Acquired Multiple Dates,
                      Cost $2,479,986) (a)<F13>(b)<F14>              2,458,333
         518,000    Telefonos de Mexico, S.A. de C.V.
                      4.500%, 11/19/2008 (b)<F14>                      514,115
                                                                  ------------
                                                                     9,007,884
                                                                  ------------

                    Electric Utilities  3.7%
         571,000    Alabama Power Co.
                      3.500%, 11/15/2007                               563,163
         540,000    American Electric Power, Inc.
                      5.750%, 08/16/2007                               544,263
         365,000    Appalachian Power Co.
                      4.400%, 06/01/2010                               363,840
         952,000    Consumers Energy Co.
                      4.400%, 08/15/2009                               949,414
         711,000    Entergy Gulf States Inc.
                      4.875%, 11/01/2011                               707,210
         636,000    Entergy Louisiana Inc.
                      5.500%, 04/01/2019                               641,897
         905,000    Exelon Corp.
                      4.450%, 06/15/2010                               905,295
         933,000    FirstEnergy Corp.
                      6.450%, 11/15/2011                             1,019,420
         690,000    Florida Power Corp.
                      4.500%, 06/01/2010                               694,439
       1,155,000    Pacific Gas & Electric Co.
                      3.600%, 03/01/2009                             1,128,196
         443,000    PPL Electric Utilities Corp.
                      5.875%, 08/15/2007                               458,570
       1,708,000    Public Service Co. of Colorado
                      4.375%, 10/01/2008                             1,713,372
         540,000    Southern California Edison Co.
                      5.350%, 07/15/2035                               552,316
         720,000    Westar Energy, Inc.
                      5.100%, 07/15/2020                               718,193
         833,000    Wisconsin Electric Power Co.
                      3.500%, 12/01/2007                               820,061
                                                                  ------------
                                                                    11,779,649
                                                                  ------------

                    Electronic Connectors  0.2%
         606,000    Tyco International Group SA
                      6.750%, 02/15/2011 (b)<F14>                      672,722
                                                                  ------------

                    Food Products  0.2%
         508,000    Tyson Foods, Inc.
                      7.250%, 10/01/2006                               526,562
                                                                  ------------

                    Gas Utilities  1.1%
         927,000    Atmos Energy Corp.
                      4.000%, 10/15/2009                               906,920
                    El Paso Natural Gas Co.
         480,000      7.625%, 08/01/2010                               506,736
         452,000      8.375%, 06/15/2032                               525,676
         830,000    Texas Eastern Transmission LP
                      5.250%, 07/15/2007                               843,046
         559,000    Transcontinental Gas Pipe Line
                      6.250%, 01/15/2008                               570,879
                                                                  ------------
                                                                     3,353,257
                                                                  ------------

                    Hotels, Restaurants & Leisure  0.4%
         506,000    Host Marriott LP
                      9.500%, 01/15/2007                               536,360
         578,000    MGM Mirage Inc.
                      6.000%, 10/01/2009                               580,890
                                                                  ------------
                                                                     1,117,250
                                                                  ------------

                    Insurance  2.1%
       1,091,000    Allstate Life Global Funding Trust
                      4.250%, 02/26/2010                             1,091,665
         755,000    Hartford Life Global Funding
                      3.180%, 09/15/2009 (c)<F15>                      754,678
       1,177,000    Met Life Global Funding I
                      4.250%, 07/30/2009
                      (Acquired 07/19/2004,
                      Cost $1,176,412) (a)<F13>                      1,181,082
       1,273,000    New York Life Global Funding
                      3.875%, 01/15/2009
                      (Acquired 01/05/2004,
                      Cost $1,272,427) (a)<F13>                      1,262,813
         715,000    Pacific Life Global Funding
                      3.750%, 01/15/2009
                      (Acquired 01/08/2004,
                      Cost $713,291) (a)<F13>                          704,219
         821,000    Principal Life Income Funding Trust
                      3.200%, 04/01/2009                               793,785
         760,000    Protective Life Secured Trust
                      4.000%, 10/07/2009                               754,053
                                                                  ------------
                                                                     6,542,295
                                                                  ------------

                    Media  0.9%
                    Charter Communications Holdings Capital Corp.
         313,000      8.625%, 04/01/2009                               232,402
         339,000      9.625%, 11/15/2009                               253,403
         172,000      11.125%, 01/15/2011                              128,570
       1,175,000    Cox Communications, Inc.
                      4.625%, 01/15/2010                             1,171,898
         605,000    Echostar DBS Corp.
                      6.375%, 10/01/2011                               599,706
         535,000    Liberty Media Corp.
                      8.250%, 02/01/2030                               532,216
                                                                  ------------
                                                                     2,918,195
                                                                  ------------

                    Metals & Mining  0.1%
         408,000    United States Steel Corp.
                      9.750%, 05/15/2010                               440,640
                                                                  ------------

                    Multi-Utilities & Unregulated Power  2.5%
       1,193,826    American Ref-Fuel Co. LLC
                      6.260%, 12/31/2015
                      (Acquired Multiple Dates,
                      Cost $1,224,437) (a)<F13>                      1,136,689
                    Calpine Corp.
         660,000      8.500%, 07/15/2010
                      (Acquired 05/27/2005, Cost $472,254) (a)<F13>    508,200
         485,000      9.875%, 12/01/2011
                      (Acquired 05/25/2005, Cost $345,602) (a)<F13>    378,300
         456,000      9.625%, 10/01/2014
                      (Acquired 11/08/2004, Cost $441,293) (a)<F13>    456,000
         280,000    CMS Energy Corp.
                      7.500%, 01/15/2009                               294,700
       1,658,936    Edison Mission Energy Funding
                      7.330%, 09/15/2008
                      (Acquired Multiple Dates,
                      Cost $1,561,692) (a)<F13>                      1,692,115
         326,160    Kern River Funding Corp.
                      4.893%, 04/30/2018
                      (Acquired 05/09/2005, Cost $324,719) (a)<F13>    333,600
         710,883    Kiowa Power Partners LLC
                      4.811%, 12/30/2013
                      (Acquired Multiple Dates,
                      Cost $724,733) (a)<F13>                          705,821
         680,000    Pepco Holdings, Inc.
                      3.750%, 02/15/2006                               678,906
         135,653    PNPP II Funding Corp.
                      8.510%, 11/30/2006                               137,617
       1,506,670    Sithe/Independence Funding
                      8.500%, 06/30/2007                             1,550,740
                                                                  ------------
                                                                     7,872,688
                                                                  ------------

                    Oil & Gas  0.8%
       1,031,000    Devon Energy Corp.
                      2.750%, 08/01/2006                             1,013,101
         482,000    Duke Energy Field Services LLC
                      5.750%, 11/15/2006                               491,640
         475,000    El Paso Corp.
                      7.000%, 05/15/2011                               473,812
                    Enterprise Products Operation LP
         443,000      4.000%, 10/15/2007                               438,574
         260,000      4.625%, 10/15/2009                               258,838
                                                                  ------------
                                                                     2,675,965
                                                                  ------------

                    Oil & Gas Exploration &
                      Production Companies  0.1%
         335,000    Chesapeake Energy Corp.
                      6.875%, 01/15/2016                               349,238
                                                                  ------------

                    Paper & Forest Products  0.2%
                    Abitibi-Consolidated, Inc.
         398,000      8.500%, 08/01/2029 (b)<F14>                      370,140
         251,000      8.850%, 08/01/2030 (b)<F14>                      240,333
                                                                  ------------
                                                                       610,473
                                                                  ------------

                    Real Estate  0.8%
         720,000    Liberty Property LP
                      7.750%, 04/15/2009                               797,066
         785,000    The Rouse Co.
                      3.625%, 03/15/2009                               742,422
         927,000    Simon Property Group LP
                      4.875%, 08/15/2010                               936,708
                                                                  ------------
                                                                     2,476,196
                                                                  ------------

                    Refuse Systems  0.1%
         480,000    Allied Waste Industries
                      7.400%, 09/15/2035                               412,800
                                                                  ------------

                    Road & Rail  0.3%
         440,000    Hertz Corp.
                      7.625%, 06/01/2012                               432,325
         510,000    Progress Rail Services Corp.
                      7.750%, 04/01/2012
                      (Acquired 03/17/2005,
                      Cost $510,000) (a)<F13>                          516,375
                                                                  ------------
                                                                       948,700
                                                                  ------------

                    Special Purpose Entity  1.0%
       3,103,650    Dow Jones North American
                      High Yield Commodity Index
                      8.250%, 06/29/2010
                      (Acquired Multiple Dates,
                      Cost $3,142,268) (a)<F13>                      3,115,288
                                                                  ------------

                    Wireless Telecommunication Services  0.7%
         762,000    New Cingular Wireless Services Inc.
                      7.875%, 03/01/2011                               885,570
         605,000    Nextel Communications, Inc.
                      5.950%, 03/15/2014                               628,444
                    Rogers Wireless Inc.
         434,000      6.375%, 03/01/2014 (b)<F14>                      441,595
         127,000      7.500%, 03/15/2015 (b)<F14>                      138,113
                                                                  ------------
                                                                     2,093,722
                                                                  ------------

                    TOTAL CORPORATE BONDS
                      (Cost $85,957,198)                            85,891,494
                                                                  ------------

                    ASSET BACKED SECURITIES  5.2%
         610,000    Capital Auto Receivables Asset Trust
                      2005-1, 3.730%, 07/16/2007 (e)<F17>              609,807
         895,000    Capital One Prime Auto Receivables Trust
                      2004-2, 3.060%, 03/17/2008 (e)<F17>              888,329
          61,162    CIT Equipment Collateral
                      2004-VT, 1.540%, 02/20/2006 (e)<F17>              61,097
       1,880,000    Citibank Credit Card Issuance Trust
                      2003-A11, 3.190%, 10/15/2009 (c)<F15>(e)<F17>  1,881,778
               0    CNH Equipment Trust
                      2004-A, 2.001%, 10/14/2005                             0
         165,868    Conseco Finance Securitizations Corp.
                      2001-4, 5.150%, 09/01/2033                       166,113
       2,068,767    Ford Credit Auto Owner Trust
                      2005-A, 3.080%, 07/15/2007 (e)<F17>            2,063,423
       1,005,000    GE Commercial Equipment Financing LLC
                      2005-1, 3.770%, 09/20/2007 (e)<F17>              993,733
         570,574    Honda Auto Receivables Owner Trust
                      2005-2, 3.182%, 05/15/2006 (e)<F17>              570,030
           8,800    Mego Mortgage Home Loan Trust
                      1996-2, 7.275%, 08/25/2017                         8,779
         897,930    Mid-State Trust
                      11, 4.864%, 07/15/2038                           886,328
         706,651    Nissan Auto Receivables Owner Trust
                      2005-B, 3.358%, 06/15/2006 (e)<F17>              706,198
         627,000    NYC Mortgage Loan Trust
                      1996, 6.750%, 09/25/2019                         688,559
                    SLM Student Loan Trust
         639,196      2005-2, 3.140%, 04/26/2010 (c)<F15>(e)<F17>      639,026
       1,105,000      2005-3, 3.140%, 04/26/2010 (c)<F15>(e)<F17>    1,105,793
       1,163,362      2003-7, 3.440%, 09/16/2013 (c)<F15>(e)<F17>    1,164,131
       1,055,113    Wachovia Auto Owner Trust
                      2005-A, 3.340%, 05/22/2006 (e)<F17>            1,054,377
       1,420,000    Wells Fargo Financial Auto Owner Trust
                      2005-A, 3.390%, 06/15/2006 (e)<F17>            1,419,500
                    WFS Financial Owner Trust
       1,477,008      2004-4, 2.500%, 12/17/2007 (e)<F17>            1,469,728
               0      2003-3, 2.290%, 05/20/2008                             0
                                                                  ------------

                    TOTAL ASSET BACKED SECURITIES
                      (Cost $16,280,030)                            16,376,729
                                                                  ------------

                    COLLATERALIZED MORTGAGE OBLIGATION  0.3%
       1,019,000    Commercial Mortgage Pass-Through Certificate
                      2004-CNL, 3.440%, 09/15/2014
                      (Acquired 09/24/2004,
                      Cost $1,019,000) (a)<F13>(c)<F15>(e)<F17>      1,020,048
                                                                  ------------

                    TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                      (Cost $1,019,000)                              1,020,048
                                                                  ------------

                    MORTGAGE BACKED SECURITIES  69.1%
         570,313    Bear Stearns Commercial Mortgage Securities
                      Pool # 2003-T12, 2.960%, 08/13/2039              555,227
       1,421,141    Capco America Securitization Corp.
                      Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F17>    1,443,307
         216,541    Chase Commercial Mortgage Securities Corp.
                      Pool # 1997-2, 6.600%, 12/19/2029                226,250
         342,134    Commercial Mortgage Asset Trust
                      Pool # 1999-C1, 6.250%, 01/17/2032 (e)<F17>      343,756
                    Commercial Mortgage Pass-Through Certificate
         392,385      Pool # 1999-1, 6.145%, 05/15/2032                395,612
       2,995,966      Pool # 2003-LB1A, 3.251%, 06/10/2038           2,878,511
                    Credit Suisse First Boston
                      Mortgage Securities Corp.
         253,460      Pool # 1998-C2, 5.960%, 11/11/2030 (e)<F17>      255,983
         533,089      Pool # 2003-1, 7.000%, 02/25/2033 (e)<F17>       540,969
         537,325      Pool # 2003-C3, 2.079%, 05/15/2038               519,201
                    FHLMC
         957,287      Pool # 2590, 4.000%, 09/15/2009 (e)<F17>         957,605
         559,889      Pool # 2594, 4.000%, 10/15/2009 (e)<F17>         560,075
         846,181      Pool # 2808, 4.000%, 09/15/2012 (e)<F17>         845,780
       3,191,000      Pool # 2900, 4.500%, 03/15/2014                3,205,663
         408,847      Pool # 2598, 2.750%, 02/15/2016 (e)<F17>         408,204
       2,592,000      Pool # 2693, 3.000%, 03/15/2019 (e)<F17>       2,566,221
       1,465,807      Pool # 2802, 4.500%, 02/15/2020 (e)<F17>       1,471,151
       1,757,319      Pool # 2640, 2.000%, 04/15/2022                1,710,553
       2,265,228      Pool # 2692, 3.500%, 01/15/2023 (e)<F17>       2,246,462
       1,259,198      Pool # 2744, 3.500%, 01/15/2023                1,246,985
       3,867,228      Pool # 2893, 4.000%, 04/15/2025                3,844,439
                    FHLMC Gold Pool
         258,142      Pool # M80779, 5.000%, 11/01/2009                261,555
       1,878,953      Pool # M80895, 5.000%, 01/01/2011              1,904,189
       2,440,347      Pool # B14039, 4.000%, 05/01/2014              2,403,233
       2,469,666      Pool # G11672, 5.000%, 03/01/2015              2,502,521
         905,000      Pool # A45788, 6.500%, 05/01/2035                937,340
                    FHLMC Remic
       2,299,000      Series 2890, 3.750%, 12/15/2011                2,277,979
         772,811      Series 2707, 4.000%, 07/15/2014 (e)<F17>         771,392
       1,345,983      Series 2695, 4.500%, 09/15/2015 (e)<F17>       1,349,019
         454,204      Series 2508, 4.500%, 03/15/2016 (e)<F17>         455,954
       1,706,566      Series 2691, 4.000%, 01/15/2018 (e)<F17>       1,704,844
         644,000      Series 2905, 4.000%, 10/15/2023                  640,250
       1,666,000      Series 2892, 4.000%, 11/15/2023                1,649,521
       1,590,000      Series 2731, 3.500%, 05/15/2026                1,569,943
       5,360,921      Series T-60, 7.000%, 03/25/2044                5,609,495
         262,653    FHLMC Structured Pass Through Securities
                      Series H015, 1.524%, 12/15/2008 (e)<F17>         260,647
                    FNMA
           1,216      Pool # 1991-26, 8.000%, 04/25/2006                 1,227
         931,338      Pool # 2003-16, 4.500%, 11/25/2009 (e)<F17>      931,123
       1,390,359      Pool # 2004-101, 5.000%, 02/25/2018            1,407,889
          75,000      Pool # 1994-3, 5.500%, 01/25/2024                 77,631
                    FNMA Grantor Trust
       2,791,255      Pool # 2005-T2,
                        3.100%, 11/28/2035 (c)<F15>(e)<F17>          2,787,552
       1,807,739      Pool # 2001-T10, 7.000%, 12/25/2041            1,908,290
       1,152,227      Pool # 2004-T2, 7.000%, 11/25/2043             1,222,185
       1,727,618    FNMA Pass-thru
                      Pool # 387219, 4.125%, 01/01/2010              1,716,612
                    FNMA Pass-thru Intermediate 15 Year
       7,011,248      Pool # 357312, 5.000%, 12/01/2017              7,098,063
       3,073,954      Pool # 254865, 4.500%, 09/01/2018              3,062,188
                    FNMA Pass-thru Short 10 Year
         696,318      Pool # 254659, 4.500%, 02/01/2013                698,785
       1,315,266      Pool # 768008, 5.000%, 06/01/2013              1,341,849
         761,485      Pool # 768009, 5.000%, 06/01/2013                776,875
       1,288,311      Pool # 254806, 4.500%, 07/01/2013              1,287,000
         740,852      Pool # 763019, 5.000%, 08/01/2013                755,825
       3,998,474      Pool # 255639, 5.000%, 02/01/2015              4,080,412
                    FNMA Pool
       1,943,098      Pool # 545938, 5.111%, 11/01/2012              2,022,047
       1,848,930      Pool # 555148, 4.964%, 01/01/2013              1,911,247
         836,714      Pool # 254758, 4.500%, 06/01/2013                836,565
       1,106,347      Pool # 386341, 3.810%, 08/01/2013              1,067,761
       1,351,837      Pool # 386802, 4.900%, 01/01/2014              1,392,449
          76,854      Pool # 433043, 6.500%, 06/01/2028                 79,810
          71,391      Pool # 447704, 6.500%, 11/01/2028                 74,136
          26,249      Pool # 448235, 6.500%, 11/01/2028                 27,259
          93,302      Pool # 448635, 6.500%, 11/01/2028                 96,890
          15,198      Pool # 449012, 6.500%, 11/01/2028                 15,782
          50,995      Pool # 487778, 6.500%, 03/01/2029                 52,959
       1,574,895      Pool # 555203, 7.000%, 09/01/2032              1,657,810
       3,018,862      Pool # 357425, 4.500%, 09/01/2033              2,957,576
                    FNMA Remic
         668,000      Series 2003-88, 3.500%, 04/25/2011               661,945
       1,939,046      Series 2002-83, 5.000%, 11/25/2012 (e)<F17>    1,950,100
         634,000      Series 2003-58, 3.500%, 10/25/2021               628,464
       1,610,000      Series 2005-21, 4.000%, 04/25/2024             1,598,362
                    FNMA TBA
       5,766,000      5.000%, 08/15/2020 (d)<F16>                    5,821,861
       9,700,000      6.000%, 07/15/2035 (d)<F16>                    9,942,500
       9,975,000      5.000%, 08/15/2035 (d)<F16>                    9,953,175
      31,590,000      5.500%, 08/15/2035 (d)<F16>                   31,965,131
      13,045,000      4.500%, 09/15/2035 (d)<F16>                   12,722,945
      28,830,000      6.000%, 09/15/2035 (d)<F16>                   29,487,670
       1,684,999    FNMA Whole Loan
                      Pool # 2003-W2, 5.500%, 07/25/2042 (e)<F17>    1,691,392
                    GMAC Commercial Mortgage Securities Inc.
         400,435      Pool # 1999-C1, 5.830%, 05/15/2033 (e)<F17>      403,797
         577,293      Pool # 2000-C2, 7.273%, 08/16/2033               606,875
       2,638,275      Pool # 2003-C1, 3.337%, 05/10/2036             2,547,614
                    GNMA Pool
          26,314      Pool # 331001, 8.250%, 07/15/2007                 27,380
          26,228      Pool # 36629, 9.500%, 10/15/2009                  27,980
                    LB Commercial Conduit Mortgage Trust
       4,360,000      Pool # 1998-C1, 6.480%, 02/18/2030             4,568,007
         955,678      Pool # 1998-C4, 5.870%, 10/15/2035 (e)<F17>      959,004
                    LB-UBS Commercial Mortgage Trust
         799,399      Pool # 2003-C3, 2.599%, 05/15/2027               776,531
       1,625,000      Pool # 2005-C3, 4.553%, 07/15/2030             1,637,350
         575,455    Master Asset Securitization Trust
                      Pool # 2003-11, 4.000%, 12/25/2033 (e)<F17>      573,909
                    Morgan Stanley Capital I
         312,266      Pool # 1999-WF1, 5.910%, 11/15/2031              314,592
       2,242,693      Pool # 2003-IQ4, 3.270%, 05/15/2040            2,151,565
          14,530    Nationslink Funding Corp.
                      Pool # 1998-2, 6.001%, 08/20/2030 (e)<F17>        14,500
         719,554    Nomura Asset Acceptance Corp.
                      Pool # 2004-AP3,
                        3.514%, 10/25/2034 (c)<F15>(e)<F17>            720,053
         778,992    Nomura Asset Securities Corp.
                      Pool # 1998-D6, 6.280%, 03/15/2030 (e)<F17>      794,252
          25,895    TIAA Real Estate CDO Ltd.
                      Pool # 2001-C1A, 5.770%, 06/19/2016
                      (Acquired Multiple Dates,
                      Cost $26,519) (a)<F13>(e)<F17>                    26,030
                    Wachovia Bank Commercial Mortgage Trust
       1,092,718      Pool # 2003-C5, 2.986%, 06/15/2035 (e)<F17>    1,038,112
       1,517,093      Pool # 2003-C9, 3.291%, 12/15/2035             1,487,655
       1,656,200      Pool # 2004-C10, 3.065%, 02/15/2041            1,613,279
                                                                  ------------

                    TOTAL MORTGAGE BACKED SECURITIES
                      (Cost $218,903,373)                          218,577,663
                                                                  ------------

                    SHORT TERM INVESTMENTS  5.2%

                    U.S. Government Agency Issues (g)<F19>  3.3%
       4,900,000    Federal Home Loan Bank Discount Note,
                      2.3830%, 07/01/2005 (e)<F17>                   4,900,000
       5,470,000    Federal Home Loan Bank Discount Note,
                      0.0000%, 07/20/2005 (e)<F17>                   5,460,776
                                                                  ------------
                                                                    10,360,776
                                                                  ------------

                    Variable Rate Demand Notes (f)<F18> 1.9%
       3,689,636    American Family Financial Services Inc.,
                      2.9487%, 12/31/2031 (e)<F17>                   3,689,636
       2,347,756    Wisconsin Corporate Central Credit Union,
                      3.0000%, 12/31/2031 (e)<F17>                   2,347,756
                                                                  ------------
                                                                     6,037,392
                                                                  ------------

                    TOTAL SHORT TERM INVESTMENTS
                      (Cost $16,398,168)                            16,398,168
                                                                  ------------

                    TOTAL INVESTMENTS  122.9%
                      (Cost $389,072,978)                          389,058,164

                    Liabilities in Excess
                      of Other Assets  (22.9)%                     (72,583,688)
                                                                  ------------

                    TOTAL NET ASSETS  100.0%                      $316,474,476
                                                                  ------------
                                                                  ------------

(a)<F13> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $18,718,767 (5.9% of net assets) at June 30, 2005.
(b)<F14>  Foreign Issued.
(c)<F15>  Adjustable Rate.
(d)<F16>  When-issued security.
(e)<F17>  Security marked as segregated to cover when-issued security.
(f)<F18> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.
(g)<F19> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra Total Return Bond Fund
SCHEDULE OF
SWAP CONTRACTS SOLD
June 30, 2005

  Counterparty       Rate(a)<F20>     Expiration Date        Value
  ------------       ------------     ---------------        -----
 JP Morgan Chase         0.61%            6/20/09           $10,039 (b)<F21>
 JP Morgan Chase         0.51%            9/20/09             4,319 (c)<F22>
                                                            -------
                                                            $14,358

(a)<F20>  Fixed rate received by the Fund from the Counterparty.

The following are the underlying security details.

                                       Notional       Coupon        Maturity
          Description                   Amount         Rate           Date
          -----------                  --------       ------        --------
(b)<F21>  EOP Operating
            Limited Partnership       $1,000,000       4.75%         3/15/14
(c)<F22>  Tyco International Ltd.     $1,000,000       6.00%        11/15/13

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

ASSETS:
Investments at value (cost $389,072,978)                          $389,058,164
Cash                                                                   903,026
Interest receivable                                                  2,458,941
Receivable for investments sold                                    165,625,135
Other assets                                                            17,000
                                                                  ------------
Total assets                                                       558,062,266
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                  241,491,505
Payable to broker                                                       17,907
Accrued investment advisory fee                                         20,188
Accrued expenses                                                        58,190
                                                                  ------------
Total liabilities                                                  241,587,790
                                                                  ------------
NET ASSETS                                                        $316,474,476
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $312,075,220
Undistributed net investment income                                    316,109
Undistributed net realized gain on investments sold,
  futures contracts, foreign currencies and swap contracts           4,085,334
Net unrealized appreciation (depreciation) on:
    Investments                                                        (14,814)
    Swap contracts                                                      14,358
    Foreign currency                                                    (1,731)
                                                                  ------------
NET ASSETS                                                        $316,474,476
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              10,045,838
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $31.50
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENT OF OPERATIONS

                                                                    YEAR ENDED
                                                                  JUNE 30, 2005
                                                                  -------------
INVESTMENT INCOME:
Interest                                                           $12,814,411
                                                                   -----------

EXPENSES:
Investment advisory fees (Note 3)                                    1,382,287
Fund administration and accounting fees                                158,282
Custody fees                                                            60,888
Audit fees                                                              32,412
Federal and state registration fees                                     25,450
Legal fees                                                              17,569
Shareholder servicing fees                                              13,083
Directors' fees and related expenses                                     6,751
Reports to shareholders                                                  4,911
Chief Compliance Officer expenses                                        4,078
Other                                                                   24,907
                                                                   -----------
Total expenses before waiver                                         1,730,618
Waiver of expenses by Adviser (Note 3)                                (320,062)
                                                                   -----------
Net expenses                                                         1,410,556
                                                                   -----------
NET INVESTMENT INCOME                                               11,403,855
                                                                   -----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
    Investments                                                     12,249,541
    Foreign currency translation                                         2,075
    Swap contracts                                                      17,184
Change in net unrealized appreciation/depreciation on:
    Investments                                                       (714,145)
    Swap contracts                                                      14,358
    Futures contracts                                                   35,750
    Foreign currency                                                    (1,731)
                                                                   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               11,603,032
                                                                   -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $23,006,887
                                                                   -----------
                                                                   -----------

See notes to financial statements.

Frontegra Total Return Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED          YEAR ENDED
                                                                   JUNE 30, 2005       JUNE 30, 2004
                                                                   -------------       -------------
OPERATIONS:
Net investment income                                               $ 11,403,855        $  9,542,242
Net realized gain (loss) on:
    Investments                                                       12,249,541          (3,916,428)
    Foreign currency translation                                           2,075               9,546
    Swap contracts                                                        17,184                  --
Change in net unrealized appreciation/depreciation on:
    Investments                                                         (714,145)            625,238
    Swap contracts                                                        14,358                  --
    Futures contracts                                                     35,750             (35,750)
    Foreign currency                                                      (1,731)               (134)
                                                                    ------------        ------------
Net increase in net assets resulting from operations                  23,006,887           6,224,714
                                                                    ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                                (12,228,787)        (10,980,243)
Net realized gain on investments                                              --         (10,758,922)
                                                                    ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                            (12,228,787)        (21,739,165)
                                                                    ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                           43,361,624          14,413,527
Shares issued to holders in
  reinvestment of distributions                                       11,590,136          20,834,527
Shares redeemed                                                      (95,988,571)        (31,052,831)
                                                                    ------------        ------------
Net increase (decrease) in net assets resulting
  from capital share transactions                                    (41,036,811)          4,195,223
                                                                    ------------        ------------

TOTAL DECREASE IN NET ASSETS                                         (30,258,711)        (11,319,228)
                                                                    ------------        ------------

NET ASSETS:
Beginning of year                                                    346,733,187         358,052,415
                                                                    ------------        ------------
End of year
  (includes undistributed net investment income
  of $316,109 and $316,226, respectively)                           $316,474,476        $346,733,187
                                                                    ------------        ------------
                                                                    ------------        ------------

See notes to financial statements.

Frontegra Total Return Bond Fund
FINANCIAL HIGHLIGHTS

                                                     YEAR           YEAR           YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED          ENDED          ENDED
                                                   JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                     2005           2004           2003           2002           2001
                                                   --------       --------       --------       --------       --------
NET ASSET VALUE,
  BEGINNING OF YEAR                                 $30.51         $31.92         $30.21         $31.01         $29.36

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                                 1.13           0.99           1.80           1.45           1.74
Net realized and unrealized
  gain (loss) on investments                          0.98          (0.45)          2.06          (0.40)          1.68
                                                    ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                               2.11           0.54           3.86           1.05           3.42
                                                    ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                           (1.12)         (0.98)         (1.87)         (1.38)         (1.74)
From net realized gain on investments                   --          (0.97)         (0.28)         (0.47)         (0.03)
                                                    ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                             (1.12)         (1.95)         (2.15)         (1.85)         (1.77)
                                                    ------         ------         ------         ------         ------

NET ASSET VALUE, END OF YEAR                        $31.50         $30.51         $31.92         $30.21         $31.01
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------

TOTAL RETURN                                         7.00%          1.71%         13.29%          3.44%         11.87%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of year (in thousands)            $316,474       $346,733       $358,052       $349,732       $167,191
Ratio of expenses to average net assets(1)<F23>     0.408%         0.425%         0.425%         0.425%         0.425%
Ratio of net investment income
  to average net assets(1)<F23>                      3.30%          2.71%          5.78%          4.84%          6.47%
Portfolio turnover rate                             1,222%         1,409%           489%           885%           635%

(1)<F23> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.501%, 0.507%, 0.505%, 0.535% and 0.605%, and the ratio of net investment income to average net assets would have been 3.21%, 2.63%, 5.70%, 4.73% and 6.29% for the years ended June 30,
          2005, June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001,
          respectively.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                         Frontegra Investment            Lehman Brothers
         Date              Grade Bond Fund             Aggregate Bond Index
         ----            --------------------          --------------------
       2/23/2001*<F24>         $100,000                      $100,000
       3/31/2001               $101,242                      $101,377
       6/30/2001               $101,975                      $101,949
       9/30/2001               $106,197                      $106,652
      12/31/2001               $106,384                      $106,699
       3/31/2002               $106,324                      $106,800
       6/30/2002               $109,262                      $110,746
       9/30/2002               $111,830                      $115,820
      12/31/2002               $113,632                      $117,642
       3/31/2003               $115,161                      $119,281
       6/30/2003               $117,928                      $122,264
       9/30/2003               $118,839                      $122,086
      12/31/2003               $119,424                      $122,471
       3/31/2004               $122,455                      $125,729
       6/30/2004               $119,728                      $122,663
       9/30/2004               $123,561                      $126,578
      12/31/2004               $124,744                      $127,788
       3/31/2005               $123,651                      $127,174
       6/30/2005               $127,291                      $131,000

*<F24>  2/23/01 commencement of operations.

Portfolio Total Return**<F25>
FOR THE YEAR ENDED 6/30/05

ONE YEAR                           6.32%

THREE YEAR
AVERAGE ANNUAL                     5.22%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     5.71%

This chart assumes an initial gross investment of $100,000 made on 2/23/01 (commencement of operations). Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Lehman Brothers Aggregate Bond Index is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset backed and mortgage backed securities, with maturities of at least one year. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in fixed income securities.

**<F25> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra Investment Grade Bond Fund
SCHEDULE OF INVESTMENTS
June 30, 2005

Principal Amount                                                          Value
----------------                                                          -----
               U.S. TREASURY OBLIGATIONS  10.2%

               U.S. Treasury Bonds  4.3%
 $  695,000    5.250%, 02/15/2029                                 $    794,879
  2,835,000    5.375%, 02/15/2031                                    3,345,300
                                                                  ------------
                                                                     4,140,179
                                                                  ------------

               U.S. Treasury Inflation Index Bonds  3.1%
  1,966,667    0.875%, 04/15/2010                                    1,918,114
  1,100,423    1.625%, 01/15/2015                                    1,096,425
                                                                  ------------
                                                                     3,014,539
                                                                  ------------

               U.S. Treasury Notes  2.8%
    545,000    3.375%, 02/15/2008                                      541,040
  2,070,000    4.125%, 05/15/2015                                    2,100,241
                                                                  ------------
                                                                     2,641,281
                                                                  ------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (Cost $9,703,228)                                   9,795,999
                                                                  ------------

               U.S. GOVERNMENT AGENCY ISSUES (G)<F32>  4.4%
               FNMA
    575,000    1.875%, 02/15/2006 (e)<F30>                             568,297
  2,230,000    5.500%, 02/15/2006 (e)<F30>                           2,254,149
    283,000    2.100%, 04/19/2006 (e)<F30>                             279,355
    380,000    2.650%, 04/28/2006 (e)<F30>                             376,574
    702,000    2.200%, 07/28/2006 (e)<F30>                             690,358
                                                                  ------------
               TOTAL U.S. GOVERNMENT AGENCY ISSUES
                 (Cost $4,180,192)                                   4,168,733
                                                                  ------------

               FOREIGN GOVERNMENT NOTE/BOND  0.3%
               General Government  0.3%
    251,000    Aid-Israel
                 5.500%, 09/18/2023 (b)<F27>                           281,310
                                                                  ------------
               TOTAL FOREIGN GOVERNMENT NOTE/BOND
                 (Cost $263,763)                                       281,310
                                                                  ------------

               CORPORATE BONDS  20.8%
               Automobiles  0.6%
    215,000    Daimler Chrysler NA Holdings
                 4.875%, 06/15/2010                                    214,011
    430,000    Ford Motor Co.
                 7.450%, 07/16/2031                                    358,971
                                                                  ------------
                                                                       572,982
                                                                  ------------

               Chemicals  0.3%
    317,000    ICI Wilmington Inc.
                 4.375%, 12/01/2008                                    314,592
                                                                  ------------

               Commercial Banks  0.6%
    217,000    Credit Suisse First Boston London
                 7.900%, 05/01/2007
                 (Acquired 04/17/02;
                 Cost $221,661) (a)<F26>(b)<F27>                       231,041
    200,000    Suntrust Bank
                 4.550%, 05/25/2009                                    198,165
    117,000    U.S. Bank, N.A.
                 2.870%, 02/01/2007                                    115,114
                                                                  ------------
                                                                       544,320
                                                                  ------------

               Consumer Finance  1.8%
    105,000    Ford Motor Credit Co.
                 5.700%, 01/15/2010                                     96,846
    430,000    Household Finance Corp.
                 4.125%, 11/16/2009                                    425,352
    320,000    International Lease Finance Corp.
                 4.625%, 06/02/2008                                    322,417
    460,000    John Deere Capital Corp.
                 3.370%, 07/11/2005 (c)<F28>(e)<F30>                   459,990
    420,000    Residential Capital Corp.
                 6.375%, 06/30/2010
                 (Acquired 06/21/2005, Cost $418,765) (a)<F26>         422,021
                                                                  ------------
                                                                     1,726,626
                                                                  ------------

               Diversified Financial Services  3.5%
    252,000    CIT Group, Inc.
                 3.650%, 11/23/2007                                    248,457
               Credit Suisse First Boston USA Inc.
  1,775,000      3.170%, 04/05/2006 (c)<F28>(e)<F30>                 1,776,100
    229,000      4.125%, 01/15/2010                                    227,382
    484,000    General Electric Capital Corp.
                 4.375%, 11/21/2011                                    483,274
    404,000    General Motors Acceptance Corp.
                 8.000%, 11/01/2031                                    360,507
    265,000    Goldman Sachs Group, Inc.
                 4.500%, 06/15/2010                                    265,856
                                                                  ------------
                                                                     3,361,576
                                                                  ------------

               Diversified Telecommunication Services  2.3%
    166,000    Bellsouth Corp.
                 4.750%, 11/15/2012                                    166,871
    299,000    British Telecommunications PLC
                 8.375%, 12/15/2010 (b)<F27>                           354,012
    375,000    SBC Communications
                 4.125%, 09/15/2009                                    371,892
    348,000    Sprint Capital Corp.
                 8.375%, 03/15/2012                                    418,582
    765,000    Telecom Italia Capital
                 4.000%, 01/15/2010
                 (Acquired Multiple Dates,
                 Cost $749,181) (a)<F26>(b)<F27>                       743,330
    157,000    Telefonos de Mexico, S.A. de C.V.
                 4.500%, 11/19/2008 (b)<F27>                           155,823
                                                                  ------------
                                                                     2,210,510
                                                                  ------------

               Electric Utilities  4.2%
    165,000    American Electric Power, Inc.
                 5.750%, 08/16/2007                                    166,303
    110,000    Appalachian Power Co.
                 4.400%, 06/01/2010                                    109,651
    291,000    Consumers Energy Co.
                 4.400%, 08/15/2009                                    290,210
    322,000    Entergy Arkansas Inc.
                 5.000%, 07/01/2018                                    313,594
    117,000    Entergy Gulf States Inc.
                 4.875%, 11/01/2011                                    116,376
    140,000    Entergy Mississippi Inc.
                 4.950%, 06/01/2018                                    139,401
    270,000    Exelon Corp.
                 4.450%, 06/15/2010                                    270,088
    205,000    Florida Power Corp.
                 4.500%, 06/01/2010                                    206,319
    286,000    Georgia Power Company
                 4.875%, 07/15/2007                                    290,179
    321,000    Pacific Gas & Electric Co.
                 3.600%, 03/01/2009                                    313,551
    132,000    PPL Electric Utilities Corp.
                 5.875%, 08/15/2007                                    136,639
    504,000    Public Service Co. of Colorado
                 4.375%, 10/01/2008                                    505,585
    311,000    Public Service Electric & Gas Co.
                 4.000%, 11/01/2008                                    308,905
               Southern California Edison Co.
    235,000      2.930%, 01/13/2006 (c)<F28>                           235,291
    165,000      5.350%, 07/15/2035                                    168,763
    220,000    Westar Energy, Inc.
                 5.100%, 07/15/2020                                    219,448
    246,000    Wisconsin Electric Power Co.
                 3.500%, 12/01/2007                                    242,179
                                                                  ------------
                                                                     4,032,482
                                                                  ------------

               Electronic Connectors  0.2%
    186,000    Tyco International Group SA
                 6.750%, 02/15/2011 (b)<F27>                           206,479
                                                                  ------------

               Gas Utilities  1.0%
    283,000    Atmos Energy Corp.
                 4.000%, 10/15/2009                                    276,870
    498,000    Northern Border Pipeline Co.
                 6.250%, 05/01/2007                                    514,724
    140,000    Texas Eastern Transmission LP
                 5.250%, 07/15/2007                                    142,201
                                                                  ------------
                                                                       933,795
                                                                  ------------

               Insurance  2.4%
    304,000    Allstate Life Global Funding Trust
                 4.250%, 02/26/2010                                    304,185
    226,000    Hartford Life Global Funding
                 3.180%, 09/15/2009 (c)<F28>                           225,904
    356,000    Met Life Global Funding I
                 4.250%, 07/30/2009
                 (Acquired 07/19/2004, Cost $355,822) (a)<F26>         357,235
    351,000    New York Life Global Funding
                 3.875%, 01/15/2009
                 (Acquired 01/05/2004, Cost $350,842) (a)<F26>         348,191
    209,000    Pacific Life Global Funding
                 3.750%, 01/15/2009
                 (Acquired 01/08/2004, Cost $208,500) (a)<F26>         205,848
    514,000    Principal Life Income Funding Trust
                 3.200%, 04/01/2009                                    496,961
    399,000    Protective Life Secured Trust
                 4.000%, 10/07/2009                                    395,878
                                                                  ------------
                                                                     2,334,202
                                                                  ------------

               Media  0.7%
    357,000    Cox Communications, Inc.
                 4.625%, 01/15/2010                                    356,058
    270,000    Viacom, Inc.
                 7.700%, 07/30/2010                                    301,348
                                                                  ------------
                                                                       657,406
                                                                  ------------

               Multi-Utilities & Unregulated Power  1.8%
    357,382    American Ref-Fuel Co. LLC
                 6.260%, 12/31/2015
                 (Acquired Multiple Dates, Cost $366,545) (a)<F26>     340,277
    557,000    Dominion Resources Inc.
                 3.660%, 11/15/2006                                    553,298
    258,000    Duke Energy Corp.
                 3.750%, 03/05/2008                                    254,785
     99,660    Kern River Funding Corp.
                 4.893%, 04/30/2018
                 (Acquired 05/09/2005, Cost $99,220) (a)<F26>          101,933
    466,848    Kiowa Power Partners LLC
                 4.811%, 12/30/2013
                 (Acquired 11/22/2004, Cost $477,387) (a)<F26>         463,524
                                                                  ------------
                                                                     1,713,817
                                                                  ------------

               Oil & Gas  0.3%
    327,000    Devon Energy Corp.
                 2.750%, 08/01/2006                                    321,323
                                                                  ------------

               Real Estate  0.8%
    246,000    ERP Operating LP
                 4.750%, 06/15/2009                                    248,207
               Liberty Property LP
    169,000    7.750%, 04/15/2009                                      187,089
               Simon Property Group LP
    299,000    4.875%, 08/15/2010                                      302,131
                                                                  ------------
                                                                       737,427
                                                                  ------------

               Wireless Telecommunication Services  0.3%
               New Cingular Wireless Services Inc.
    211,000    7.875%, 03/01/2011                                      245,217
                                                                  ------------
               TOTAL CORPORATE BONDS
                 (Cost $20,079,608)                                 19,912,754
                                                                  ------------

               ASSET BACKED SECURITIES  7.5%
               Burlington North Santa Fe
     71,089      1996-B, 6.960%, 03/22/2009                             74,887
    612,000      2004-1, 4.575%, 01/15/2021                            617,081
    366,714    California Infrastructure PG&E-1
                 1997-1, 6.420%, 09/25/2008 (e)<F30>                   373,020
    185,000    Capital Auto Receivables Asset Trust
                 2005-1, 3.730%, 07/16/2007 (e)<F30>                   184,942
    270,000    Capital One Prime Auto Receivables Trust
                 2004-2, 3.060%, 03/17/2008 (e)<F30>                   267,987
     17,766    CIT Equipment Collateral
                 2004-VT, 1.540%, 02/20/2006 (e)<F30>                   17,747
    540,000    Citibank Credit Card Issuance Trust
                 2003-A11, 3.190%, 10/15/2009 (c)<F28>(e)<F30>         540,511
               Conseco Finance Securitizations Corp.
      7,524      2001-3, 5.160%, 05/01/2033                              7,524
     18,891      2001-4, 5.150%, 09/01/2033                             18,919
    593,047    Ford Credit Auto Owner Trust
                 2005-A, 3.080%, 07/15/2007 (e)<F30>                   591,514
    290,000    GE Commercial Equipment Financing LLC
                 2005-1, 3.770%, 09/20/2007 (e)<F30>                   286,749
    174,976    Honda Auto Receivables Owner Trust
                 2005-2, 3.182%, 05/15/2006 (e)<F30>                   174,809
    138,699    Keystone Owner Trust
                 1998-P1, 7.530%, 05/25/2025                           140,820
    302,108    Mid-State Trust
                 11, 4.864%, 07/15/2038                                298,204
    211,995    Nissan Auto Receivables Owner Trust
                 2005-B, 3.358%, 06/15/2006 (e)<F30>                   211,859
    188,000    NYC Mortgage Loan Trust
                 1996, 6.750%, 09/25/2019                              206,458
               Oakwood Mortgage Investors Inc.
    377,755      1995-A, 7.700%, 09/15/2020                            384,136
     23,248      1996-A, 6.600%, 05/15/2021                             23,407
    424,710    PF Export Receivables Master Trust
                 2003-B, 3.748%, 06/01/2013
                 (Acquired Multiple Dates, Cost $425,146) (a)<F26>     410,104
               SLM Student Loan Trust
    193,046      2005-2, 3.140%, 04/26/2010 (c)<F28>(e)<F30>           192,995
    335,000      2005-3, 3.140%, 04/26/2010 (c)<F28>(e)<F30>           335,240
    349,420      2003-7, 3.440%, 09/16/2013 (c)<F28>(e)<F30>           349,651
    330,434    Union Pacific Corp.
                 2004-1, 5.404%, 07/02/2025                            345,161
    317,805    Wachovia Auto Owner Trust
                 2005-A, 3.340%, 05/22/2006 (e)<F30>                   317,584
    425,000    Wells Fargo Financial Auto Owner Trust
                 2005-A, 3.390%, 06/15/2006 (e)<F30>                   424,850
    431,485    WFS Financial Owner Trust
                 2004-4, 2.500%, 12/17/2007 (e)<F30>                   429,359
                                                                  ------------
               TOTAL ASSET BACKED SECURITIES
                 (Cost $7,260,406)                                   7,225,518
                                                                  ------------

               COLLATERALIZED MORTGAGE OBLIGATION  0.3%
    303,000    Commercial Mortgage Pass-Through Certificate
                 2004-CNL, 3.440%, 09/15/2014
                 (Acquired 09/24/2004,
                 Cost $303,000) (a)<F26>(c)<F28>(e)<F30>               303,312
                                                                  ------------
               TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                 (Cost $303,000)                                       303,312
                                                                  ------------

               MORTGAGE BACKED SECURITIES  73.8%
    180,144    Bear Stearns Commercial Mortgage Securities
                 Pool # 2003-T12, 2.960%, 08/13/2039                   175,378
    248,874    Capco America Securitization Corp.
                 Pool # 1998-D7, 5.860%, 10/15/2030 (e)<F30>           252,755
    261,590    Commercial Mortgage Asset Trust
                 Pool # 1999-C1, 6.250%, 01/17/2032 (e)<F30>           262,830
               Commercial Mortgage Pass-Through Certificate
    130,964      Pool # 1999-1, 6.145%, 05/15/2032 (e)<F30>            132,041
    973,149      Pool # 2003-LB1A, 3.251%, 06/10/2038                  934,997
               Credit Suisse First Boston Mortgage Securities Corp.
    141,850      Pool # 1998-C2, 5.960%, 11/11/2030 (e)<F30>           143,262
    176,035      Pool # 2003-1, 7.000%, 02/25/2033 (e)<F30>            178,637
    158,208      Pool # 2003-C3, 2.079%, 05/15/2038                    152,872
               FHLMC
     55,522      Pool # 25, 6.500%, 12/25/2008 (e)<F30>                 56,827
    331,810      Pool # 2590, 4.000%, 09/15/2009 (e)<F30>              331,921
    193,792      Pool # 2594, 4.000%, 10/15/2009 (e)<F30>              193,856
    261,376      Pool # 2808, 4.000%, 09/15/2012 (e)<F30>              261,252
    565,201      Pool # 2775, 3.000%, 11/15/2013                       553,541
    947,000      Pool # 2900, 4.500%, 03/15/2014                       951,352
    127,780      Pool # 2598, 2.750%, 02/15/2016 (e)<F30>              127,579
    766,000      Pool # 2693, 3.000%, 03/15/2019 (e)<F30>              758,382
    440,940      Pool # 2802, 4.500%, 02/15/2020 (e)<F30>              442,547
    524,392      Pool # 2640, 2.000%, 04/15/2022                       510,436
    669,483      Pool # 2692, 3.500%, 01/15/2023 (e)<F30>              663,937
    363,787      Pool # 2744, 3.500%, 01/15/2023                       360,258
  1,113,039      Pool # 2893, 4.000%, 04/15/2025                     1,106,480
               FHLMC Gold Pool
    537,952      Pool # M80895, 5.000%, 01/01/2011                     545,177
    735,566      Pool # B14039, 4.000%, 05/01/2014                     724,379
    653,873      Pool # G11672, 5.000%, 03/01/2015                     662,572
    270,000      Pool # A45788, 6.500%, 05/01/2035                     279,648
               FHLMC Remic
    669,000      Series 2890, 3.750%, 12/15/2011                       662,883
    217,508      Series 2707, 4.000%, 07/15/2014 (e)<F30>              217,108
    408,293      Series 2695, 4.500%, 09/15/2015 (e)<F30>              409,214
    137,369      Series 2508, 4.500%, 03/15/2016 (e)<F30>              137,898
    494,657      Series 2691, 4.000%, 01/15/2018 (e)<F30>              494,158
    499,051      Series 2827, 5.000%, 01/15/2021 (e)<F30>              503,327
    172,000      Series 2905, 4.000%, 10/15/2023                       170,999
    480,000      Series 2892, 4.000%, 11/15/2023                       475,252
    475,000      Series 2731, 3.500%, 05/15/2026                       469,008
  1,435,041      Series T-60, 7.000%, 03/25/2044                     1,501,581
     88,058    FHLMC Structured Pass Through Securities
                 Series H015, 1.524%, 12/15/2008 (e)<F30>               87,385
     42,587    First Union Commercial Mortgage Trust
                 Pool # 1999-C1, 5.730%, 10/15/2035                     42,705
               FNMA
    313,664      Pool # 2003-16, 4.500%, 11/25/2009 (e)<F30>           313,592
    412,735      Pool # 2004-101, 5.000%, 02/25/2018                   417,939
    448,836      Pool # 2004-64, 5.000%, 03/25/2034                    452,290
               FNMA Grantor Trust
    841,738      Pool # 2005-T2, 3.100%, 11/28/2035 (c)<F28>(e)<F30>   840,621
    518,556      Pool # 2001-T10, 7.000%, 12/25/2041                   547,399
    370,853      Pool # 2004-T2, 7.000%, 11/25/2043                    393,370
               FNMA Pass-thru
    542,426      Pool # 387219, 4.125%, 01/01/2010                     538,971
               FNMA Pass-thru Intermediate 15 Year
  2,037,742      Pool # 357312, 5.000%, 12/01/2017                   2,062,974
    888,997      Pool # 254865, 4.500%, 09/01/2018                     885,594
               FNMA Pass-thru Short 10 Year
    183,986      Pool # 254659, 4.500%, 02/01/2013                     184,638
    401,887      Pool # 768008, 5.000%, 06/01/2013                     410,009
    232,520      Pool # 768009, 5.000%, 06/01/2013                     237,219
    375,138      Pool # 254806, 4.500%, 07/01/2013                     374,756
    224,436      Pool # 763019, 5.000%, 08/01/2013                     228,973
  1,070,014      Pool # 255639, 5.000%, 02/01/2015                   1,091,941
               FNMA Pool
  1,419,000      Pool # 385537, 4.745%, 11/01/2012                   1,420,054
    514,575      Pool # 545938, 5.111%, 11/01/2012                     535,483
    529,566      Pool # 555148, 4.964%, 01/01/2013                     547,414
    244,499      Pool # 254758, 4.500%, 06/01/2013                     244,455
    346,751      Pool # 386341, 3.810%, 08/01/2013                     334,658
    428,179      Pool # 386802, 4.900%, 01/01/2014                     441,043
    549,501      Pool # 555203, 7.000%, 09/01/2032                     578,431
    870,826      Pool # 357425, 4.500%, 09/01/2033                     853,147
               FNMA Remic
    198,000      Series 2003-88, 3.500%, 04/25/2011                    196,205
    586,878      Series 2002-83, 5.000%, 11/25/2012 (e)<F30>           590,224
    176,000      Series 2003-58, 3.500%, 10/25/2021                    174,463
    495,000      Series 2005-21, 4.000%, 04/25/2024                    491,422
               FNMA TBA
  4,749,000      5.000%, 08/15/2020 (d)<F29>                         4,795,008
  2,700,000      6.000%, 07/15/2035 (d)<F29>                         2,767,500
  2,875,000      5.000%, 08/15/2035 (d)<F29>                         2,868,710
  9,575,000      5.500%, 08/15/2035 (d)<F29>                         9,688,703
  3,815,000      4.500%, 09/15/2035 (d)<F29>                         3,720,815
  8,620,000      6.000%, 09/15/2035 (d)<F29>                         8,816,640
    491,917    FNMA Whole Loan
                 Pool # 2003-W2, 5.500%, 07/25/2042 (e)<F30>           493,783
               GMAC Commercial Mortgage Securities Inc.
    129,006      Pool # 1999-C1, 5.830%, 05/15/2033 (e)<F30>           130,088
    850,420      Pool # 2003-C1, 3.337%, 05/10/2036                    821,197
               LB Commercial Conduit Mortgage Trust
  1,270,000      Pool # 1998-C1, 6.480%, 02/18/2030                  1,330,589
    287,355      Pool # 1998-C4, 5.870%, 10/15/2035 (e)<F30>           288,355
               LB-UBS Commercial Mortgage Trust
    259,668      Pool # 2003-C3, 2.599%, 05/15/2027                    252,240
    475,000      Pool # 2005-C3, 4.553%, 07/15/2030                    478,610
    171,733    Master Asset Securitization Trust
                 Pool # 2003-11, 4.000%, 12/25/2033 (e)<F30>           171,271
               Morgan Stanley Capital I
     79,256      Pool # 1999-WF1, 5.910%, 11/15/2031                    79,846
    726,312      Pool # 2003-IQ4, 3.270%, 05/15/2040                   696,800
      8,150    Nationslink Funding Corp.
                 Pool # 1998-2, 6.001%, 08/20/2030 (e)<F30>              8,133
    218,670    Nomura Asset Acceptance Corp.
                 Pool # 2004-AP3,
                 3.514%, 10/25/2034 (c)<F28>(e)<F30>                   218,821
    118,061    Nomura Asset Securities Corp.
                 Pool # 1998-D6, 6.280%, 03/15/2030 (e)<F30>           120,374
      2,829    TIAA Real Estate CDO Ltd.
                 Pool # 2001-C1A, 5.770%, 06/19/2016
                 (Acquired 11/15/2001, Cost $2,897) (a)<F26>(e)<F30>     2,844
               Wachovia Bank Commercial Mortgage Trust
    125,200      Pool # 2002-C1, 4.539%, 04/15/2034 (e)<F30>           125,642
    493,045      Pool # 2003-C5, 2.986%, 06/15/2035                    468,406
    491,429      Pool # 2003-C9, 3.291%, 12/15/2035                    481,893
    537,460      Pool # 2004-C10, 3.065%, 02/15/2041                   523,532
                                                                  ------------
               TOTAL MORTGAGE BACKED SECURITIES
                 (Cost $70,760,376)                                 70,671,519
                                                                  ------------

               SHORT TERM INVESTMENTS  10.1%
               U.S. Government Agency Issues (g)<F32>  8.5%
  6,500,000    Federal Home Loan Bank Discount Note,
                 2.9750%, 07/01/2005 (e)<F30>                        6,500,000
  1,645,000    Federal Home Loan Bank Discount Note,
                 0.0000%, 07/20/2005 (e)<F30>                        1,642,226
                                                                  ------------
                                                                     8,142,226
                                                                  ------------

               Variable Rate Demand Notes (f)<F31> 1.6%
  1,188,061    American Family Financial Services Inc.,
                 2.9487%, 12/31/2031 (e)<F30>                        1,188,061
    289,446    Wisconsin Corporate Central Credit Union,
                 3.0000%, 12/31/2031 (e)<F30>                          289,446
                                                                  ------------
                                                                     1,477,507
                                                                  ------------
               TOTAL SHORT TERM INVESTMENTS
                 (Cost $9,619,733)                                   9,619,733
                                                                  ------------

               TOTAL INVESTMENTS  127.4%
                 (Cost $122,170,306)                               121,978,878

               Liabilities in Excess of Other Assets  (27.4)%      (26,259,695)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $ 95,719,183
                                                                  ------------
                                                                  ------------

(a)<F26> Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities amounted to $3,929,660 (4.1% of net assets) at June 30, 2005.
(b)<F27>  Foreign Issued.
(c)<F28>  Adjustable Rate.
(d)<F29>  When-issued security.
(e)<F30>  Security marked as segregated to cover when-issued security.
(f)<F31> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.
(g)<F32> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

ASSETS:
Investments at value (cost $122,170,306)                          $121,978,878
Cash                                                                   321,077
Interest receivable                                                    630,274
Receivable for investments sold                                     48,471,476
Receivable for Fund shares sold                                        742,247
Receivable from Adviser                                                  2,621
Other assets                                                            14,926
                                                                  ------------
Total assets                                                       172,161,499
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   76,398,191
Accrued expenses                                                        44,125
                                                                  ------------
Total liabilities                                                   76,442,316
                                                                  ------------
NET ASSETS                                                        $ 95,719,183
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $ 95,622,916
Undistributed net investment income                                     25,435
Undistributed net realized gain                                        262,260
Net unrealized depreciation on investments                            (191,428)
                                                                  ------------
NET ASSETS                                                        $ 95,719,183
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               9,236,057
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.36
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENT OF OPERATIONS

                                                                   YEAR ENDED
                                                                  JUNE 30, 2005
                                                                  -------------
INVESTMENT INCOME:
Interest                                                           $3,842,941
                                                                   ----------

EXPENSES:
Investment advisory fees (Note 3)                                     464,980
Fund administration and accounting fees                                82,443
Custody fees                                                           47,302
Audit fees                                                             23,913
Federal and state registration fees                                    22,384
Legal fees                                                             17,061
Shareholder servicing fees                                             12,567
Directors' fees and related expenses                                    6,751
Chief Compliance Officer expenses                                       4,078
Reports to shareholders                                                 3,371
Other                                                                   8,635
                                                                   ----------
Total expenses before waiver                                          693,485
Waiver of expenses by Adviser (Note 3)                               (245,625)
                                                                   ----------
Net expenses                                                          447,860
                                                                   ----------
NET INVESTMENT INCOME                                               3,395,081
                                                                   ----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    3,541,492
Change in net unrealized
  appreciation/depreciation on investments                            111,889
                                                                   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                               3,653,381
                                                                   ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $7,048,462
                                                                   ----------
                                                                   ----------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED          YEAR ENDED
                                                              JUNE 30, 2005       JUNE 30, 2004
                                                              -------------       -------------
OPERATIONS:
Net investment income                                          $  3,395,081        $  2,917,000
Net realized gain (loss) on investments                           3,541,492            (978,175)
Change in net unrealized
  appreciation/depreciation on investments                          111,889            (772,456)
                                                               ------------        ------------
Net increase in net assets
  resulting from operations                                       7,048,462           1,166,369
                                                               ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                            (3,674,697)         (3,545,013)
Net realized gain on investments                                 (1,406,257)         (2,757,171)
                                                               ------------        ------------
Net decrease in net assets resulting
  from distributions paid                                        (5,080,954)         (6,302,184)
                                                               ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                       7,892,450          24,658,226
Shares issued to holders in
  reinvestment of distributions                                   3,419,777           4,588,703
Shares redeemed                                                 (41,473,074)        (35,409,839)
                                                               ------------        ------------
Net decrease in net assets resulting
  from capital share transactions                               (30,160,847)         (6,162,910)
                                                               ------------        ------------

TOTAL DECREASE IN NET ASSETS                                    (28,193,339)        (11,298,725)
                                                               ------------        ------------

NET ASSETS:
Beginning of year                                               123,912,522         135,211,247
                                                               ------------        ------------
End of year
  (includes undistributed net investment
  income of $25,435 and $19,076, respectively)                 $ 95,719,183        $123,912,522
                                                               ------------        ------------
                                                               ------------        ------------

See notes to financial statements.

Frontegra Investment Grade Bond Fund
FINANCIAL HIGHLIGHTS

                                                          YEAR           YEAR           YEAR           YEAR          PERIOD
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                        JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                                          2005           2004           2003           2002       2001(1)<F33>
                                                        --------       --------       --------       --------     ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                    $10.22         $10.62         $10.28         $10.02         $10.00

INCOME (LOSS)
  FROM INVESTMENT
  OPERATIONS:
Net investment income                                      0.37           0.31           0.35           0.35           0.18
Net realized and unrealized
  gain (loss) on investments                               0.27          (0.15)          0.45           0.35           0.02
                                                         ------         ------         ------         ------         ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                    0.64           0.16           0.80           0.70           0.20
                                                         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  PAID:
From net investment income                                (0.37)         (0.31)         (0.35)         (0.35)         (0.18)
From net realized gain on investments                     (0.13)         (0.25)         (0.11)         (0.09)            --
                                                         ------         ------         ------         ------         ------
TOTAL DISTRIBUTIONS PAID                                  (0.50)         (0.56)         (0.46)         (0.44)         (0.18)
                                                         ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                           $10.36         $10.22         $10.62         $10.28         $10.02
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN(2)<F34>                                      6.32%          1.53%          7.93%          7.15%          1.98%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                $95,719       $123,913       $135,211        $35,435         $7,242
Ratio of expenses to average
  net assets(3)<F35>(4)<F36>                              0.40%          0.42%          0.42%          0.37%          0.30%
Ratio of net investment income
  to average net assets(3)<F35>(4)<F36>                   3.07%          2.39%          3.78%          3.79%          5.21%
Portfolio turnover rate(2)<F34>                          1,080%         1,104%           625%         1,624%           212%

(1)<F33>  Commenced operations on February 23, 2001.
(2)<F34>  Not annualized for periods less than a full year.
(3)<F35> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 0.62%, 0.62%, 0.62%, 1.02% and 2.64% and the ratio of net investment income to average net assets would have been 2.85%, 2.19%, 3.58%, 3.14% and 2.87% for the periods ended June 30,
          2005, June 30, 2004, June 30, 2003, June 30, 2002 and June 30, 2001,
          respectively.
(4)<F36>  Annualized.

See notes to financial statements.

                                   FRONTEGRA
                                   IRONBRIDGE
                                 SMALL CAP FUND

                                   FRONTEGRA
                                   IRONBRIDGE
                                   SMID FUND

                REPORT FROM IRONBRIDGE CAPITAL MANAGEMENT, LLC:

Dear Fellow Shareholders:

The Frontegra IronBridge Small Cap Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The objective is relative to and measured against the Russell 2000 Index.

The Frontegra IronBridge SMID Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small and mid market capitalizations. The objective is relative to and measured against the Russell 2500 Index.

PERFORMANCE REVIEW

Over the last 12 months, the Frontegra IronBridge Small Cap Fund has underperformed the benchmark after fees, returning 8.47% compared to 9.45% for the Russell 2000 Index.

The Frontegra IronBridge SMID Fund underperformed its benchmark, the Russell 2500 Index, for the six-month period since its inception at the beginning of 2005. The Fund returned 0.00%, net of fees, versus the 1.24% return of the Russell 2500 Index for the six-month period ending June 30, 2005. While we are not pleased with the relative performance, we do not feel it is prudent to chase the market and buy into either stocks or industries that are currently experiencing strong price momentum but do not pass our investment discipline.

Several themes can be gleaned from the winners and losers for the market in the past several months. First, the market has increased its tolerance for risk as evidenced by small companies outperforming large companies. For the one-year period ending June 30, 2005, the Russell 2000 Index was up 9.45%, while the S&P 500 Index returned 6.32%. Second, energy continued its ascent as the synchronized global economic expansion has an apparent insatiable appetite for oil. By quarter-end the price of oil had increased to $58 per barrel. Third, interest rates remain remarkably low with the 10-year U.S. Treasury yield falling 56 basis points to end the quarter at 3.9%. That decline in interest rates sparked a migration to high yield equities, such as utilities and REITs.

PORTFOLIO OUTLOOK

For the overall market, we expect high volatility and expected returns of between 6%-8%. Volatility should be high because corporate profitability is extraordinarily high and interest rates are extraordinarily low. The large positive spread between the return on capital and the cost of capital amplifies the impact on value given a change in growth expectations. Our expected return for equities of 6-8% comes from our Discount Rate work, which calculates that the market is pricing equities to deliver a 5.5% real rate of return. On top of that real rate, we add 200 basis points for inflation expectations. Deviation from our expected range is very possible if there is a material change in anticipated growth, profitability or inflation in the overall economy. The current environment of solid growth and extraordinary profitability, coupled with low inflation, is bullish for wealth creation, innovation and equities.

However, valuations generally reflect the current environment, and one thing we know about markets and economies is that they never stay static. The whole world is anticipating a slowdown in global economic growth and an end to the tightening cycle. The flat yield curve in the U.S. has the Federal Reserve perplexed. Optimists interpret the flat yield curve as vindication that inflation is not a problem and the Fed can start cutting rates, which will reignite growth. However, the pessimists view the flat yield curve as proof that the economy is headed towards a recession. We fall into the optimist camp, but that has very little impact on our strategy because we have an equal chance of being right or wrong on that front.

Our strategy to add value through stock selection, not macro portfolio bets, remains very consistent. We invest in companies that are doing the right thing to create shareholder value and have a high probability of beating expectations. We diversify our holdings across industry and life cycle, thereby neutralizing industry and style bets.

/s/Christopher Faber

Christopher Faber
IronBridge Capital Management, LLC

The Funds are actively managed. Securities held at June 30, 2005 may or may not be currently held by the Funds.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

     Date         Frontegra IronBridge Small Cap Fund        Russell 2000 Index
     ----         -----------------------------------        ------------------
   8/30/2002*<F37>              $100,000                          $100,000
   9/30/2002                     $95,200                           $92,819
  12/31/2002                    $106,200                           $98,534
   3/31/2003                    $104,500                           $94,108
   6/30/2003                    $130,400                          $116,152
   9/30/2003                    $136,000                          $126,696
  12/31/2003                    $152,713                          $145,095
   3/31/2004                    $160,082                          $154,179
   6/30/2004                    $162,027                          $154,900
   9/30/2004                    $159,571                          $150,479
  12/31/2004                    $181,408                          $171,683
   3/31/2005                    $166,490                          $162,520
   6/30/2005                    $175,746                          $169,543

*<F37>  8/30/02 commencement of operations.

Portfolio Total Return**<F38>
FOR THE YEAR ENDED 6/30/05

ONE YEAR                           8.47%

SINCE COMMENCEMENT
AVERAGE ANNUAL                    22.02%

This chart assumes an initial gross investment of $100,000 made on 8/30/02 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F38> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge Small Cap Fund
SCHEDULE OF INVESTMENTS
June 30, 2005

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  97.2%

               Aerospace & Defense  4.2%
     72,705    Applied Signal Technology, Inc.                    $  1,384,303
    145,508    Cubic Corp.                                           2,581,312
     29,790    DRS Technologies, Inc.                                1,527,631
    163,185    Mercury Computer Systems, Inc. (a)<F39>               4,466,373
    339,124    Orbital Sciences Corp. (a)<F39>                       3,357,328
                                                                  ------------
                                                                    13,316,947
                                                                  ------------

               Biotechnology  4.2%
     81,722    Cepheid, Inc. (a)<F39>                                  599,839
     49,440    Digene Corp. (a)<F39>                                 1,368,499
    195,228    Exelixis, Inc. (a)<F39>                               1,450,544
    316,250    LifeCell Corp. (a)<F39>                               4,999,913
    250,587    Maxygen Inc. (a)<F39>                                 1,719,027
     68,015    Techne Corp. (a)<F39>                                 3,122,569
                                                                  ------------
                                                                    13,260,391
                                                                  ------------

               Building Materials  0.2%
     35,813    Gibraltar Industries Inc.                               663,973
                                                                  ------------

               Building Products  1.0%
    103,983    Apogee Enterprises, Inc.                              1,598,219
     42,535    Universal Forest Products, Inc.                       1,763,076
                                                                  ------------
                                                                     3,361,295
                                                                  ------------

               Capital Markets  2.7%
     80,194    A.G. Edwards, Inc.                                    3,620,759
    131,861    Jefferies Group, Inc.                                 4,996,213
                                                                  ------------
                                                                     8,616,972
                                                                  ------------

               Chemicals  6.1%
    199,048    Agrium, Inc. (b)<F40>                                 3,903,331
     13,030    FMC Corp. (a)<F39>                                      731,504
     63,735    Headwaters Inc. (a)<F39>                              2,191,209
    106,115    Lubrizol Corp.                                        4,457,891
    142,118    Methanex Corp. (b)<F40>                               2,340,684
    208,716    Symyx Technologies, Inc. (a)<F39>                     5,839,874
                                                                  ------------
                                                                    19,464,493
                                                                  ------------

               Commercial Banks  8.3%
     59,325    BOK Financial Corp.                                   2,736,069
     93,458    Cathay General Bancorp                                3,150,469
    100,218    Community Bank System, Inc.                           2,444,317
     74,675    First Bancorp Puerto Rico (b)<F40>                    2,998,201
    113,285    First Midwest Bancorp, Inc.                           3,984,233
    101,011    Pacific Capital Bancorp                               3,745,488
    109,891    Texas Regional Bancshares, Inc. - Class A             3,349,478
    112,480    United Bankshares, Inc.                               4,005,413
                                                                  ------------
                                                                    26,413,668
                                                                  ------------

               Commercial Services & Supplies  2.2%
     74,825    Duratek Inc. (a)<F39>                                 1,734,444
     52,435    HNI Corp.                                             2,682,050
     70,486    John H. Harland Co.                                   2,678,468
                                                                  ------------
                                                                     7,094,962
                                                                  ------------

               Communications Equipment  2.8%
    259,170    Arris Group Inc. (a)<F39>                             2,257,371
    263,126    Tekelec (a)<F39>                                      4,420,517
    109,500    ViaSat, Inc. (a)<F39>                                 2,226,135
                                                                  ------------
                                                                     8,904,023
                                                                  ------------

               Computers & Peripherals  2.4%
     31,645    Avid Technology, Inc. (a)<F39>                        1,686,046
     59,215    Komag, Inc. (a)<F39>                                  1,679,929
    130,272    Overland Storage, Inc. (a)<F39>                       1,242,795
    150,290    Synaptics Inc. (a)<F39>                               3,210,194
                                                                  ------------
                                                                     7,818,964
                                                                  ------------

               Construction Materials  0.3%
     17,000    Texas Industries, Inc.                                  955,910
                                                                  ------------

               Consumer Finance  0.6%
     52,745    CompuCredit Corp. (a)<F39>                            1,808,099
                                                                  ------------

               Containers & Packaging  1.5%
     30,264    AptarGroup, Inc.                                      1,537,411
    165,370    Longview Fibre Co.                                    3,398,354
                                                                  ------------
                                                                     4,935,765
                                                                  ------------

               Distributors  0.5%
    126,747    Source Interlink Companies, Inc. (a)<F39>             1,567,860
                                                                  ------------

               Electric Utilities  0.9%
     79,932    Black Hills Corp.                                     2,945,494
                                                                  ------------

               Electrical Equipment  1.0%
    343,826    American Superconductor Corp. (a)<F39>                3,146,008
                                                                  ------------

               Electronic Equipment & Instruments  6.2%
    334,299    Aeroflex Inc. (a)<F39>                                2,808,112
     48,518    BEI Technologies, Inc.                                1,294,460
     23,584    Itron, Inc. (a)<F39>                                  1,053,733
    475,771    Kemet Corp. (a)<F39>                                  2,997,357
    159,479    Newport Corp. (a)<F39>                                2,210,379
    110,209    OSI Systems, Inc. (a)<F39>                            1,740,200
    100,978    Rofin-Sinar Technologies, Inc. (a)<F39>               3,312,078
    111,653    Trimble Navigation Ltd. (a)<F39>                      4,351,118
                                                                  ------------
                                                                    19,767,437
                                                                  ------------

               Energy Equipment & Services  2.8%
    100,781    Oceaneering International, Inc. (a)<F39>              3,895,185
    105,302    TETRA Technologies, Inc. (a)<F39>                     3,353,869
     37,265    Unit Corp. (a)<F39>                                   1,640,033
                                                                  ------------
                                                                     8,889,087
                                                                  ------------

               Food & Staples Retailing  1.1%
    104,864    BJ's Wholesale Club, Inc. (a)<F39>                    3,407,031
                                                                  ------------

               Food Products  1.3%
    127,932    Peet's Coffee & Tea Inc. (a)<F39>                     4,226,873
                                                                  ------------

               Health Care Equipment & Supplies  7.6%
    116,671    American Medical Systems Holdings, Inc. (a)<F39>      2,409,256
     74,270    Analogic Corp.                                        3,737,266
     60,320    Intuitive Surgical, Inc. (a)<F39>                     2,813,325
    111,834    Kensey Nash Corp. (a)<F39>                            3,381,860
     59,070    Millipore Corp. (a)<F39>                              3,351,041
     91,894    Respironics, Inc. (a)<F39>                            3,318,292
    180,478    Thoratec Corp. (a)<F39>                               2,768,533
     69,630    Varian Inc. (a)<F39>                                  2,631,318
                                                                  ------------
                                                                    24,410,891
                                                                  ------------

               Health Care Providers & Services  2.8%
     51,151    Cerner Corp. (a)<F39>                                 3,476,734
    206,080    CryoLife, Inc. (a)<F39>                               1,599,181
     69,535    Owens & Minor, Inc.                                   2,249,457
    109,036    The TriZetto Group, Inc. (a)<F39>                     1,527,594
                                                                  ------------
                                                                     8,852,966
                                                                  ------------

               Hotels Restaurants & Leisure  0.5%
     56,875    California Pizza Kitchen, Inc. (a)<F39>               1,550,981
                                                                  ------------

               Industrial Conglomerates  0.7%
    102,397    Raven Industries, Inc.                                2,398,138
                                                                  ------------

               Insurance  2.5%
     78,613    AmerUs Group Co.                                      3,777,355
     57,453    Stewart Information Services Corp.                    2,413,026
     55,241    UICI                                                  1,644,524
                                                                  ------------
                                                                     7,834,905
                                                                  ------------

               Internet Software & Services  1.1%
     93,001    aQuantive, Inc. (a)<F39>                              1,647,978
     22,710    Audible, Inc. (a)<F39>                                  394,472
     94,475    Openwave Systems Inc. (a)<F39>                        1,549,390
                                                                  ------------
                                                                     3,591,840
                                                                  ------------

               IT Services  0.5%
     23,900    CACI International Inc. - Class A (a)<F39>            1,509,524
                                                                  ------------

               Leisure Equipment & Products  3.5%
    160,040    Callaway Golf Co.                                     2,469,417
    306,685    Leapfrog Enterprises, Inc. (a)<F39>                   3,465,540
    308,086    Oakley, Inc.                                          5,246,705
                                                                  ------------
                                                                    11,181,662
                                                                  ------------

               Machinery  2.4%
     84,318    IDEX Corp.                                            3,255,518
     82,797    JLG Industries, Inc.                                  2,275,262
     38,563    Lincoln Electric Holdings, Inc.                       1,278,363
     30,000    Valmont Industries, Inc.                                774,000
                                                                  ------------
                                                                     7,583,143
                                                                  ------------

               Marine  1.5%
    100,845    Alexander & Baldwin, Inc.                             4,674,166
                                                                  ------------

               Media  0.7%
    212,544    Imax Corp. (a)<F39>(b)<F40>                           2,112,687
                                                                  ------------

               Metals & Mining  0.7%
     88,305    Commercial Metals Co.                                 2,103,425
                                                                  ------------

               Multi-Utilities & Unregulated Power  2.0%
    105,841    Avista Corp.                                          1,967,584
    125,714    Energen Corp.                                         4,406,276
                                                                  ------------
                                                                     6,373,860
                                                                  ------------

               Oil & Gas  3.7%
     72,682    Cabot Oil & Gas Corp.                                 2,522,065
     62,140    Frontier Oil Corp.                                    1,823,809
     73,120    OMI Corp.                                             1,390,011
     95,070    Southwestern Energy Co. (a)<F39>                      4,466,389
     44,555    Swift Energy Co. (a)<F39>                             1,595,960
                                                                  ------------
                                                                    11,798,234
                                                                  ------------

               Paper & Forest Products  0.9%
    238,957    Wausau-Mosinee Paper Corp.                            2,862,705
                                                                  ------------

               Pharmaceuticals  0.7%
    158,842    Perrigo Co.                                           2,214,258
                                                                  ------------

               Real Estate  2.2%
    180,058    Corporate Office Properties Trust                     5,302,708
     36,756    Mid-America Apartment Communities, Inc.               1,669,458
                                                                  ------------
                                                                     6,972,166
                                                                  ------------

               Road & Rail  0.9%
    124,430    Knight Transportation, Inc.                           3,027,382
                                                                  ------------

               Semiconductor & Semiconductor Equipment  1.9%
     92,667    Actel Corp. (a)<F39>                                  1,288,071
     36,376    Cohu, Inc.                                              729,339
    109,936    Varian Semiconductor
                 Equipment Associates, Inc. (a)<F39>                 4,067,632
                                                                  ------------
                                                                     6,085,042
                                                                  ------------

               Software  1.8%
     23,152    JAMDAT Mobile Inc. (a)<F39>                             640,847
     92,410    Macrovision Corp. (a)<F39>                            2,082,921
     70,919    MapInfo Corp. (a)<F39>                                  745,359
     81,492    THQ Inc. (a)<F39>                                     2,385,271
                                                                  ------------
                                                                     5,854,398
                                                                  ------------

               Specialty Retail  3.9%
     69,610    Cost Plus, Inc. (a)<F39>                              1,736,074
     99,139    Men's Wearhouse, Inc. (a)<F39>                        3,413,356
    169,665    Pacific Sunwear Of California, Inc. (a)<F39>          3,900,598
    179,600    Payless Shoesource, Inc. (a)<F39>                     3,448,320
                                                                  ------------
                                                                    12,498,348
                                                                  ------------

               Textiles, Apparel & Luxury Goods  3.4%
     32,304    Deckers Outdoor Corp. (a)<F39>                          794,678
     74,940    Oxford Industries, Inc.                               3,226,167
    190,435    Russell Corp.                                         3,894,396
    125,685    Wolverine World Wide, Inc.                            3,017,697
                                                                  ------------
                                                                    10,932,938
                                                                  ------------

               Thrifts & Mortgage Finance  1.0%
    115,319    Commercial Capital Bancorp, Inc.                      1,926,981
     69,547    Doral Financial Corp. (b)<F40>                        1,150,307
                                                                  ------------
                                                                     3,077,288
                                                                  ------------
               TOTAL COMMON STOCKS
                 (Cost $274,830,142)                               310,066,199
                                                                  ------------

Principal Amount
----------------
               SHORT TERM INVESTMENTS  4.0%

               U.S. Government Agency Issue (d)<F42>  3.7%
$11,801,000    Federal Home Loan Bank Discount Note,
                 2.975%, 07/01/2005                                 11,801,000
                                                                  ------------

               Variable Rate Demand Notes (c)<F41> 0.3%
    553,186    American Family Financial Services Inc.,
                 2.9487%, 12/31/2031                                   553,186
    356,588    Wisconsin Corporate Central Credit Union,
                 3.0000%, 12/31/2031                                   356,588
                                                                  ------------
                                                                       909,774
                                                                  ------------

               TOTAL SHORT TERM INVESTMENTS
                 (Cost $12,710,774)                                 12,710,774
                                                                  ------------

               TOTAL INVESTMENTS  101.2%
                 (Cost $287,540,916)                               322,776,973

               Liabilities in Excess of Other Assets  (1.2)%        (3,695,872)
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $319,081,101
                                                                  ------------
                                                                  ------------

(a)<F39>  Non-Income Producing.
(b)<F40>  Foreign Issued.
(c)<F41> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.
(d)<F42> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

ASSETS:
Investments at value (cost $287,540,916)                          $322,776,973
Cash                                                                    17,485
Interest and dividend receivable                                       211,014
Receivable for investments sold                                     10,229,468
Receivable for Fund shares sold                                         10,083
Other assets                                                            18,120
                                                                  ------------
Total assets                                                       333,263,143
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                   13,856,859
Accrued investment advisory fee                                        260,952
Accrued expenses                                                        64,231
                                                                  ------------
Total liabilities                                                   14,182,042
                                                                  ------------
NET ASSETS                                                        $319,081,101
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $284,875,520
Accumulated net realized loss                                       (1,030,476)
Net unrealized appreciation on investments                          35,236,057
                                                                  ------------
NET ASSETS                                                        $319,081,101
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                         100,000,000
Issued and outstanding                                              19,763,591
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $16.14
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENT OF OPERATIONS

                                                                  YEAR ENDED
                                                                 JUNE 30, 2005
                                                                 -------------
INVESTMENT INCOME:
Dividends(1)<F43>                                                 $ 1,642,169
Interest                                                              263,808
                                                                  -----------
                                                                    1,905,977
                                                                  -----------

EXPENSES:
Investment advisory fees (Note 3)                                   2,302,883
Fund administration and accounting fees                                95,015
Federal and state registration fees                                    40,110
Custody fees                                                           39,270
Audit fees                                                             20,338
Legal fees                                                             18,275
Shareholder servicing fees                                             17,101
Reports to shareholders                                                 8,272
Directors' fees and related expenses                                    6,750
Chief Compliance Officer expenses                                       3,934
Other                                                                  11,440
                                                                  -----------
Total expenses before waiver                                        2,563,388
Net waiver of expenses by Adviser (Note 3)                            (30,276)
                                                                  -----------
Net expenses                                                        2,533,112
                                                                  -----------
NET INVESTMENT LOSS                                                  (627,135)
                                                                  -----------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain on investments                                    2,422,935
Change in net unrealized
  appreciation/depreciation on investments                         19,185,250
                                                                  -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                              21,608,185
                                                                  -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                       $20,981,050
                                                                  -----------
                                                                  -----------

(1)<F43>  Net of $13,769 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED          YEAR ENDED
                                                     JUNE 30, 2005       JUNE 30, 2004
                                                     -------------       -------------
OPERATIONS:
Net investment loss                                   $   (627,135)       $   (347,981)
Net realized gain on investments                         2,422,935          13,756,707
Change in net unrealized
  appreciation/depreciation on investments              19,185,250          10,361,014
                                                      ------------        ------------
Net increase in net assets
  resulting from operations                             20,981,050          23,769,740
                                                      ------------        ------------

DISTRIBUTIONS
  PAID FROM:
Net realized gain on investments                       (14,468,928)         (2,607,188)
                                                      ------------        ------------
Net decrease in net assets resulting
  from distributions paid                              (14,468,928)         (2,607,188)
                                                      ------------        ------------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                            171,387,012         108,276,105
Shares issued to holders in
  reinvestment of distributions                         13,297,588           2,256,633
Shares redeemed                                        (17,103,906)        (40,781,068)
                                                      ------------        ------------
Net increase in net assets resulting
  from capital share transactions                      167,580,694          69,751,670
                                                      ------------        ------------

TOTAL INCREASE IN NET ASSETS                           174,092,816          90,914,222
                                                      ------------        ------------

NET ASSETS:
Beginning of year                                      144,988,285          54,074,063
                                                      ------------        ------------
End of year                                           $319,081,101        $144,988,285
                                                      ------------        ------------
                                                      ------------        ------------

See notes to financial statements.

Frontegra IronBridge Small Cap Fund
FINANCIAL HIGHLIGHTS

                                                                    YEAR                YEAR               PERIOD
                                                                   ENDED               ENDED               ENDED
                                                                  JUNE 30,            JUNE 30,            JUNE 30,
                                                                    2005                2004        2003(1)<F44>(6)<F49>
                                                                  --------            --------      -------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $15.83              $13.04              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income (loss)                                        (0.03)              (0.04)                 --(5)<F48>
Net realized and unrealized
  gain on investments                                                1.38                3.17                3.04
                                                                   ------              ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                              1.35                3.13                3.04
                                                                   ------              ------              ------

LESS DISTRIBUTIONS PAID:
From net realized gain on investments                               (1.04)              (0.34)                 --
                                                                   ------              ------              ------
TOTAL DISTRIBUTIONS PAID                                            (1.04)              (0.34)                 --
                                                                   ------              ------              ------

NET ASSET VALUE, END OF PERIOD                                     $16.14              $15.83              $13.04
                                                                   ------              ------              ------
                                                                   ------              ------              ------

TOTAL RETURN(2)<F45>                                                8.47%              24.25%              30.40%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                         $319,081            $144,988             $54,074
Ratio of expenses to average net assets(3)<F46>(4)<F47>             1.10%               1.10%               1.10%
Ratio of net investment loss
  to average net assets(3)<F46>(4)<F47>                           (0.27)%             (0.29)%             (0.07)%
Portfolio turnover rate(2)<F45>                                       56%                 94%                 28%

(1)<F44>  Commenced operations on August 30, 2002.
(2)<F45>  Not annualized for periods less than a full year.
(3)<F46> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.11%, 1.21% and 2.15% and the ratio of net investment loss to average net assets would have been (0.28)%, (0.40)% and (1.12)% for the periods ended June 30, 2005, June 30, 2004 and June 30, 2003, respectively.
(4)<F47>  Annualized.
(5)<F48>  Less than one cent per share.
(6)<F49>  Formerly the Frontegra Horizon Fund for the period ended June 30,
          2003.

See notes to financial statements.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

      Date           Frontegra IronBridge SMID Fund        Russell 2500 Index
      ----           ------------------------------        ------------------
   12/31/2004*<F50>             $100,000                         $100,000
    1/31/2005                    $97,800                          $96,640
    2/28/2005                    $99,700                          $98,824
    3/31/2005                    $98,100                          $96,857
    4/30/2005                    $93,800                          $92,499
    5/31/2005                    $98,200                          $98,095
    6/30/2005                   $100,000                         $101,234

*<F50>  12/31/04 commencement of operations.

Portfolio Total Return**<F51>
FOR THE PERIOD ENDED 6/30/05

CUMULATIVE
SINCE COMMENCEMENT                 0.00%

This chart assumes an initial gross investment of $100,000 made on 12/31/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F51> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra IronBridge SMID Fund
SCHEDULE OF INVESTMENTS
June 30, 2005

Number of Shares                                                          Value
----------------                                                          -----
               COMMON STOCKS  95.2%

               Aerospace & Defense  3.1%
     17,610    Cubic Corp.                                         $   312,401
      5,840    L-3 Communications Holdings, Inc.                       447,227
     19,734    Mercury Computer Systems, Inc. (a)<F52>                 540,120
                                                                   -----------
                                                                     1,299,748
                                                                   -----------

               Biotechnology  1.2%
      7,200    Celgene Corp. (a)<F52>                                  293,544
     23,600    Millennium Pharmaceuticals, Inc. (a)<F52>               218,772
                                                                   -----------
                                                                       512,316
                                                                   -----------

               Capital Markets  3.6%
      6,150    Affiliated Managers Group, Inc. (a)<F52>                420,230
     14,200    Jefferies Group, Inc.                                   538,038
      5,200    The Bear Stearns Companies Inc.                         540,488
                                                                   -----------
                                                                     1,498,756
                                                                   -----------

               Chemicals  6.4%
     27,413    Agrium, Inc. (b)<F53>                                   537,569
      9,600    Headwaters Inc. (a)<F52>                                330,048
     17,209    Lubrizol Corp.                                          722,950
     19,934    Methanex Corp.                                          328,313
     26,254    Symyx Technologies, Inc. (a)<F52>                       734,587
                                                                   -----------
                                                                     2,653,467
                                                                   -----------

               Commercial Banks  7.1%
     13,790    AmSouth Bancorporation                                  358,540
      9,100    Compass Bancshares, Inc.                                409,500
     10,481    First Bancorp Puerto Rico (b)<F53>                      420,812
      6,440    First Horizon National Corp.                            271,768
      5,620    Marshall & Ilsley Corp.                                 249,809
     18,680    North Fork Bancorporation, Inc.                         524,721
     13,337    TD Banknorth, Inc.                                      397,443
      4,900    UnionBanCal Corp.                                       327,908
                                                                   -----------
                                                                     2,960,501
                                                                   -----------

               Commercial Services & Supplies  1.0%
     12,581    Education Management Corp. (a)<F52>                     424,357
                                                                   -----------

               Communications Equipment  4.7%
     33,721    Arris Group Inc. (a)<F52>                               293,710
     19,740    Harris Corp.                                            616,085
     12,430    Tekelec (a)<F52>                                        208,824
     38,300    Tellabs, Inc. (a)<F52>                                  333,210
     24,279    ViaSat, Inc. (a)<F52>                                   493,592
                                                                   -----------
                                                                     1,945,421
                                                                   -----------

               Computers & Peripherals  3.5%
     11,990    Diebold, Inc.                                           540,869
     27,030    Seagate Technology (a)<F52>                             474,377
     21,265    Synaptics Inc. (a)<F52>                                 454,220
                                                                   -----------
                                                                     1,469,466
                                                                   -----------

               Containers & Packaging  0.7%
      5,910    AptarGroup, Inc.                                        300,228
                                                                   -----------

               Distributors  0.9%
      8,965    Genuine Parts Co.                                       368,372
                                                                   -----------

               Electric Utilities  3.2%
     11,190    Black Hills Corp.                                       412,352
     11,500    DPL Inc.                                                315,675
     32,780    Duquesne Light Holdings Inc.                            612,330
                                                                   -----------
                                                                     1,340,357
                                                                   -----------

               Electrical Equipment  2.3%
     25,595    American Power Conversion Corp.                         603,786
     40,000    American Superconductor Corp. (a)<F52>                  366,000
                                                                   -----------
                                                                       969,786
                                                                   -----------

               Electronic Equipment & Instruments  2.0%
     16,110    Newport Corp. (a)<F52>                                  223,285
     15,750    Trimble Navigation Ltd. (a)<F52>                        613,777
                                                                   -----------
                                                                       837,062
                                                                   -----------

               Energy Equipment & Services  0.7%
      7,800    Precision Drilling Corp. (a)<F52>(b)<F53>               307,944
                                                                   -----------

               Food & Staples Retailing  1.1%
     14,017    BJ's Wholesale Club, Inc. (a)<F52>                      455,412
                                                                   -----------

               Food Products  4.0%
      8,700    Hormel Foods Corp.                                      255,171
      8,900    McCormick & Co., Inc.                                   290,852
     12,100    The J.M. Smucker Co.                                    567,974
      7,800    Wm. Wrigley Jr. Co.                                     536,952
                                                                   -----------
                                                                     1,650,949
                                                                   -----------

               Health Care Equipment & Supplies  7.1%
      4,450    Beckman Coulter, Inc.                                   282,886
      9,910    Becton, Dickinson & Co.                                 519,978
     10,300    Intuitive Surgical, Inc. (a)<F52>                       480,392
      9,860    Millipore Corp. (a)<F52>                                559,358
     21,711    PerkinElmer, Inc.                                       410,338
     11,200    Respironics, Inc. (a)<F52>                              404,432
     10,910    Thermo Electron Corp. (a)<F52>                          293,152
                                                                   -----------
                                                                     2,950,536
                                                                   -----------

               Health Care Providers & Services  5.0%
      6,740    Cerner Corp. (a)<F52>                                   458,118
      9,161    Covance Inc. (a)<F52>                                   411,054
      6,900    LifePoint Hospitals, Inc. (a)<F52>                      348,588
     10,300    McKesson Corp.                                          461,337
     12,200    Owens & Minor, Inc.                                     394,670
                                                                   -----------
                                                                     2,073,767
                                                                   -----------

               Hotels Restaurants & Leisure  1.0%
     12,750    Darden Restaurants, Inc.                                420,495
                                                                   -----------

               Household Durables  1.9%
      7,455    Harman International Industries, Inc.                   606,539
      2,270    The Black & Decker Corp.                                203,959
                                                                   -----------
                                                                       810,498
                                                                   -----------

               Insurance  1.7%
      5,450    Fidelity National Financial, Inc.                       194,511
     10,200    Jefferson-Pilot Corp.                                   514,284
                                                                   -----------
                                                                       708,795
                                                                   -----------

               Internet Software & Services  0.5%
     12,770    Openwave Systems Inc. (a)<F52>                          209,428
                                                                   -----------

               Leisure Equipment & Products  2.8%
     36,000    Leapfrog Enterprises, Inc. (a)<F52>                     406,800
     45,137    Oakley, Inc.                                            768,683
                                                                   -----------
                                                                     1,175,483
                                                                   -----------

               Machinery  0.8%
      3,250    ITT Industries, Inc.                                    317,298
                                                                   -----------

               Marine  1.9%
     17,440    Alexander & Baldwin, Inc.                               808,344
                                                                   -----------

               Metals & Mining  1.5%
      8,220    Inco Ltd. (b)<F53>                                      310,305
      7,800    Massey Energy Co.                                       294,216
                                                                   -----------
                                                                       604,521
                                                                   -----------

               Multi-Utilities & Unregulated Power  1.9%
     16,600    Energen Corp.                                           581,830
      7,240    National Fuel Gas Co.                                   209,309
                                                                   -----------
                                                                       791,139
                                                                   -----------

               Natural Gas Transmission  1.1%
     16,600    TransCanada Corp. (b)<F53>                              439,236
                                                                   -----------

               Oil & Gas  3.7%
     12,210    Cabot Oil & Gas Corp.                                   423,687
     20,500    Chesapeake Energy Corp.                                 467,400
      4,200    Kerr-McGee Corp.                                        320,502
      7,150    Teekay Shipping Corp. (b)<F53>                          313,885
                                                                   -----------
                                                                     1,525,474
                                                                   -----------

               Paper & Forest Products  0.7%
      8,465    Georgia-Pacific Corp.                                   269,187
                                                                   -----------

               Personal Products  0.4%
      4,100    Alberto-Culver Co.                                      177,653
                                                                   -----------

               Pharmaceuticals  1.2%
      6,100    Barr Pharmaceuticals Inc. (a)<F52>                      297,314
     13,030    Perrigo Co.                                             181,638
                                                                   -----------
                                                                       478,952
                                                                   -----------

               Real Estate  5.9%
     20,600    Corporate Office Properties Trust                       606,670
      7,100    Kimco Realty Corp.                                      418,261
     15,230    ProLogis                                                612,855
     10,200    The St. Joe Co.                                         831,708
                                                                   -----------
                                                                     2,469,494
                                                                   -----------

               Road & Rail  1.0%
     13,315    Norfolk Southern Corp.                                  412,232
                                                                   -----------

               Semiconductor & Semiconductor Equipment  2.2%
     23,730    Advanced Micro Devices, Inc. (a)<F52>                   411,478
     13,407    Varian Semiconductor
                 Equipment Associates, Inc. (a)<F52>                   496,059
                                                                   -----------
                                                                       907,537
                                                                   -----------

               Software  0.9%
     16,900    Macrovision Corp. (a)<F52>                              380,926
                                                                   -----------

               Specialty Retail  4.6%
      2,600    Advance Auto Parts, Inc. (a)<F52>                       167,830
     12,095    Men's Wearhouse, Inc. (a)<F52>                          416,431
     22,010    Pacific Sunwear Of California, Inc. (a)<F52>            506,010
     11,800    Payless ShoeSource, Inc. (a)<F52>                       226,560
     10,416    PETsMART, Inc.                                          316,125
     15,900    The Finish Line, Inc.                                   300,828
                                                                   -----------
                                                                     1,933,784
                                                                   -----------

               Textiles, Apparel & Luxury Goods  1.2%
     12,100    Liz Claiborne, Inc.                                     481,096
                                                                   -----------

               Water Utilities  0.7%
     10,349    Aqua America Inc.                                       307,779
                                                                   -----------

               TOTAL COMMON STOCKS
                 (Cost $38,602,023)                                 39,647,796
                                                                   -----------

Principal Amount
----------------
               SHORT TERM INVESTMENTS  5.0%

               U.S. Government Agency Issue (d)<F55>  4.1%
 $1,700,000    Federal Home Loan Bank Discount Note,
                 2.383%, 07/01/2005                                  1,700,000
                                                                   -----------

               Variable Rate Demand Notes (c)<F54>  0.9%
    199,035    American Family Financial Services Inc.,
                 2.9487%, 12/31/2031                                   199,035
    174,602    Wisconsin Corporate Central Credit Union,
                 3.0000%, 12/31/2031                                   174,602
                                                                   -----------
                                                                       373,637
                                                                   -----------

               TOTAL SHORT TERM INVESTMENTS
               (Cost $2,073,637)                                     2,073,637
                                                                   -----------


               TOTAL INVESTMENTS  100.2%
               (Cost $40,675,660)                                   41,721,433

               Liabilities in Excess of Other Assets  (0.2)%           (83,720)
                                                                   -----------

               TOTAL NET ASSETS  100.0%                            $41,637,713
                                                                   -----------
                                                                   -----------

(a)<F52>  Non-Income Producing.
(b)<F53>  Foreign Issued.
(c)<F54> Variable rate demand notes are considered short-term obligations and are payable upon demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 2005.
(d)<F55> The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

ASSETS:
Investments at value (cost $40,675,660)                            $41,721,433
Cash                                                                     1,864
Interest and dividend receivable                                        39,093
Receivable for investments sold                                         78,411
Other assets                                                            16,375
                                                                   -----------
Total assets                                                        41,857,176
                                                                   -----------

LIABILITIES:
Payable for investments purchased                                      172,977
Accrued investment advisory fee                                         17,817
Accrued expenses                                                        28,669
                                                                   -----------
Total liabilities                                                      219,463
                                                                   -----------
NET ASSETS                                                         $41,637,713
                                                                   -----------
                                                                   -----------

NET ASSETS CONSIST OF:
Paid in capital                                                    $41,115,709
Undistributed net investment income                                    110,269
Accumulated net realized loss                                         (634,038)
Net unrealized appreciation on investments                           1,045,773
                                                                   -----------
NET ASSETS                                                         $41,637,713
                                                                   -----------
                                                                   -----------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                               4,162,189
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $10.00
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF OPERATIONS

                                                              PERIOD ENDED
                                                          JUNE 30, 2005(1)<F56>
                                                          ---------------------
INVESTMENT INCOME:
Dividends(2)<F57>                                              $  205,212
Interest                                                           23,020
                                                               ----------
                                                                  228,232
                                                               ----------

EXPENSES:
Investment advisory fees (Note 3)                                 105,546
Custody fees                                                       19,926
Fund administration and accounting fees                            15,384
Audit fees                                                         14,700
Federal and state registration fees                                11,634
Shareholder servicing fees                                          5,554
Legal fees                                                          4,502
Directors' fees and related expenses                                3,000
Chief Compliance Officer expenses                                   2,404
Reports to shareholders                                               774
Other                                                                 920
                                                               ----------
Total expenses before waiver and reimbursement                    184,344
Waiver and reimbursement of expenses by Adviser (Note 3)          (66,381)
                                                               ----------
Net expenses                                                      117,963
                                                               ----------
NET INVESTMENT INCOME                                             110,269
                                                               ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                 (634,038)
Change in net unrealized appreciation/depreciation
  on investments                                                1,045,773
                                                               ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             411,735
                                                               ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                    $  522,004
                                                               ----------
                                                               ----------

(1)<F56>  Commenced operations on December 31, 2004.
(2)<F57>  Net of $1,984 in foreign withholding taxes.

See notes to financial statements.

Frontegra IronBridge SMID Fund
STATEMENT OF CHANGES IN NET ASSETS

                                                              PERIOD ENDED
                                                          JUNE 30, 2005(1)<F58>
                                                          ---------------------
OPERATIONS:
Net investment income                                          $   110,269
Net realized loss on investments                                  (634,038)
Change in net unrealized
  appreciation/depreciation on investments                       1,045,773
                                                               -----------
Net increase in net assets
  resulting from operations                                        522,004
                                                               -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                     41,338,779
Shares redeemed                                                   (223,070)
                                                               -----------
Net increase in net assets resulting
  from capital share transactions                               41,115,709
                                                               -----------

TOTAL INCREASE IN NET ASSETS                                    41,637,713
                                                               -----------

NET ASSETS:
Beginning of period                                                     --
                                                               -----------
End of period
  (includes undistributed net investment income of $110,269)   $41,637,713
                                                               -----------
                                                               -----------

(1)<F58>  Commenced operations on December 31, 2004.

See notes to financial statements.

Frontegra IronBridge SMID Fund
FINANCIAL HIGHLIGHTS

                                                                 PERIOD
                                                                 ENDED
                                                                JUNE 30,
                                                              2005(1)<F59>
                                                              ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                            $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income                                              0.04(5)<F63>
Net realized and unrealized
  loss on investments                                             (0.04)
                                                                 ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                            0.00
                                                                 ------

NET ASSET VALUE, END OF PERIOD                                   $10.00
                                                                 ------
                                                                 ------

TOTAL RETURN(2)<F60>                                              0.00%

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                        $41,638
Ratio of expenses to average
  net assets(3)<F61>(4)<F62>                                      0.95%
Ratio of net investment income
  to average net assets(3)<F61>(4)<F62>                           0.89%
Portfolio turnover rate(2)<F60>                                     44%

(1)<F59>  Commenced operations on December 31, 2004.
(2)<F60>  Not annualized for periods less than a full year.
(3)<F61> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.49% and the ratio of net investment income to average net assets would have been 0.35% for the period ended June 30, 2005.
(4)<F62>  Annualized.
(5)<F63> Per share net investment income has been calculated using the daily average share method.

See notes to financial statements.

                                   FRONTEGRA
                             NEW STAR INTERNATIONAL
                                  EQUITY FUND

REPORT FROM NEW STAR
INSTITUTIONAL MANAGERS LIMITED:

The Frontegra New Star International Equity Fund strives to achieve capital appreciation by investing in a diversified portfolio of securities of large- and mid-cap companies located outside the United States. The objective is relative to and measured against the Morgan Stanley Capital International EAFE Index.

PERFORMANCE REVIEW

The Frontegra New Star International Equity Fund returned 10.87%, net of fees, for the one year period ending June 30, 2005. The Fund's return trailed the 14.24% return of its benchmark, the MSCI EAFE Index.

EXECUTIVE SUMMARY

U.S. and Chinese monetary policies are still tightening, but elsewhere financial asset markets are enjoying easier liquidity conditions, which are pushing local currency prices higher.

For US$ investors, these returns have been wiped out by US$ strength. FX markets have turned their attention away from trade deficits in favor of interest rate differentials. This argues for continued US$ resilience until the U.S. Fed signals that they have finished raising short term rates, or until credit conditions tighten elsewhere.

The largest supporters of non-U.S. equity markets are foreign (read U.S.) investors; private equity and LBO activity; and corporations themselves through take-over activity and stock retirement. European and Japanese institutional interest is non-existent, so any return of these natural owners of equities would push markets higher.

The pace of analysts' profit upgrades is slackening, as is to be expected after two years of positive surprises. Japanese revisions have fallen to zero and the U.K. is very reliant on oil and mining upgrades. Europe-ex-U.K. continues to generate high and rising profitability and Asia-ex-Japan looks solid.

We hold the view that as profits upgrades become scarcer and warnings start to reappear, investors will be willing to pay premium valuations for more reliable, high Return on Invested Capital (Roic) companies. This should result in a revaluation of such stocks back to their historical premium ratings relative to the market average.

We have moved further towards the quality end of markets, notably through switching in Japan. Additions were also made to telecoms, technology and pharmaceuticals elsewhere. These changes leave the portfolio overweight in pharmaceuticals, IT, media, life assurance and business services. The small overweight in oil is unchanged. Sectors under-represented in the portfolio are materials, capital goods and utilities.

Geographically, Europe-ex-U.K. and Asia are favored over the U.K. and Japan. There are no FX hedging strategies in place currently.

PORTFOLIO OUTLOOK AND STRATEGY

The strength of the US$ this year can be attributed to FX markets shifting their attention away from balance of payments considerations in favor of interest rate differentials, which are clearly in favor of the US$. This mood could well persist while global liquidity conditions remain expansive. This they certainly are, despite Mr. Greenspan's efforts to tighten policy.

The US$ has also been helped by the "non" votes in European referenda on the EU constitution. This has effectively removed the Euro from contention as a reserve currency, leaving the US$ unchallenged as the global currency for the world's savers; bullish for the US$ and U.S. Treasuries.

We do not hedge back into base currency for international mandates. As the issue has been US$ strength against all others, we have not identified any particularly profitable cross-hedging strategies, so the currency exposure of the Fund reflects the underlying investments.

All non-U.S. equity markets are surprisingly reliant on U.S. institutional buying and private equity/LBO (leveraged buy-out) bid interest. Valuations still support LBO activity given modest equity ratings at a time of low corporate bond yields. But local investors are nowhere to be seen, not in Europe, Japan or Asia; in the U.K. institutions are still sellers. If local banks and insurers do return as buyers, and they surely have room to do so, given low equity exposure, stock markets would be forced higher.

We have reduced Japanese exposure as the positive earnings surprises have dried up. Analysts are well up to speed with the internal restructuring measures of Japanese corporates. The news flow elsewhere is positive, with both profits upgrades and an increase in merger and acquisition activity. The portfolio is overweight Europe-ex-U.K. and Asia, while we are underweight the U.K.

The great style rotation debate continues and this quarter a sharp recovery in traditional growth stocks looked to be the start of a significant move. But eventually the cyclical value sectors had regained their poise to leave little performance differentiation between these categorizations. We believe that as the pace of profit growth slows generally, so investors will be willing to pay up for what growth is to be found. In this way the traditional growth sectors will regain the premium ratings they have lost in the last four years.

To capture such a rotation, the largest sector overweight positions are in healthcare and IT. Within consumer cyclicals we have a heavy concentration in media. In industrials we have predominantly business service companies or construction/concession franchises. Energy is marginally overweight as oil price strength powers profit upgrades, with no sign whatever of a reversal in the crude oil market. The classical cyclicals in materials and industrials have moved further underweight after sales in Japan.

/s/Richard Lewis

Richard Lewis
New Star Institutional Managers Limited

The Fund is actively managed. Securities held at June 30, 2005 may or may not be currently held by the Fund.

INVESTMENT HIGHLIGHTS
Growth of a $100,000 Investment (Unaudited)

                      Frontegra New Star              Morgan Stanley Capital
      Date         International Equity Fund         International EAFE Index
      ----         -------------------------         -----------------------
       1/8/04*<F64>         $100,000                         $100,000
    3/31/2004               $100,600                         $101,609
    6/30/2004               $100,100                         $102,052
    9/30/2004                $99,900                         $101,861
   12/31/2004               $111,907                         $117,515
    3/31/2005               $112,008                         $117,420
    6/30/2005               $111,204                         $116,586

*<F64>  1/08/04 commencement of operations.

Portfolio Total Return**<F65>
FOR THE YEAR ENDED 6/30/05

ONE YEAR                          11.09%

SINCE COMMENCEMENT
AVERAGE ANNUAL                     7.46%

This chart assumes an initial gross investment of $100,000 made on 1/08/04 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East. The Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

**<F65> The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontegra New Star International Equity Fund
SCHEDULE OF INVESTMENTS
June 30, 2005

Number of Shares                                                         Value
----------------                                                         -----
               COMMON STOCKS  90.7%

               Australia  1.2%
     45,000    Westfield Group                                    $    605,996
     44,192    Woodside Petroleum Ltd.                                 981,138
                                                                  ------------
                                                                     1,587,134
                                                                  ------------

               Belgium  1.2%
     60,200    Fortis                                                1,666,321
                                                                  ------------

               China  1.0%
  1,048,000    China Petroleum &
                 Chemical Corp. (Sinopec) - Class H                    408,516
     25,745    China Petroleum & Chemical Corp. (Sinopec) - ADR      1,004,570
                                                                  ------------
                                                                     1,413,086
                                                                  ------------

               Denmark  1.3%
     29,700    Danske Bank A/S                                         892,067
     17,171    Novo-Nordisk A/S - Class B                              872,704
                                                                  ------------
                                                                     1,764,771
                                                                  ------------

               Finland  1.0%
     84,000    Nokia Oyj                                             1,397,838
                                                                  ------------

               France  9.6%
     96,300    Alcatel SA (a)<F66>                                   1,050,209
     70,000    Axa                                                   1,743,004
     14,900    Bouygues SA                                             616,018
     36,996    CapGemini SA (a)<F66>                                 1,170,717
     13,300    Lafarge SA                                            1,209,029
      2,792    PagesJaunes Groupe SA                                    65,223
     22,134    Sanofi-Aventis                                        1,812,931
     26,500    Sodexho Alliance SA                                     818,965
      9,800    Total SA                                              2,293,420
     12,146    Vinci SA                                              1,009,492
     44,000    Vivendi Universal SA                                  1,379,045
                                                                  ------------
                                                                    13,168,053
                                                                  ------------

               Germany  6.7%
     28,000    Bayerische Motoren Werke (BMW) AG                     1,274,011
     15,550    Celesio AG                                            1,216,577
     59,000    Deutsche Telekom AG                                   1,087,147
     15,000    E.ON AG                                               1,331,747
     15,000    Fresenius Medical Care AG                             1,277,705
     32,500    Metro AG                                              1,609,549
      7,800    SAP AG (Systeme, Anwendungen,
                 Produkte in der Datenverarbeitung)                  1,352,274
                                                                  ------------
                                                                     9,149,010
                                                                  ------------

               Greece  1.6%
     36,643    Alpha Bank A.E.                                         974,932
     69,000    Cosmote Mobile Telecommunications SA                  1,259,356
                                                                  ------------
                                                                     2,234,288
                                                                  ------------

               Hong Kong  5.1%
    136,000    Cheung Kong (Holdings) Ltd.                           1,319,139
     56,964    China Mobile (Hong Kong) Ltd. - ADR                   1,058,961
  3,154,000    Guangdong Investment Ltd.                               918,774
    128,000    Li & Fung Ltd.                                          264,917
    161,000    Sun Hung Kai Properties Ltd.                          1,583,578
    187,000    Television Broadcasts Ltd.                            1,054,446
    248,000    Wharf Holdings Ltd.                                     867,666
                                                                  ------------
                                                                     7,067,481
                                                                  ------------

               Hungary  1.0%
     21,145    OTP Bank Rt - GDR                                     1,398,742
                                                                  ------------

               India  0.3%
     25,500    Dr Reddy's Laboratories Ltd. - ADR                      431,460
                                                                  ------------

               Israel  0.4%
     19,500    Teva Pharmaceutical Industries Ltd. - ADR               607,230
                                                                  ------------

               Italy  3.5%
     58,200    Eni SPA                                               1,495,597
     92,130    Mediaset SPA                                          1,083,683
    430,000    UniCredito Italiano SPA                               2,267,322
                                                                  ------------
                                                                     4,846,602
                                                                  ------------

               Japan  16.4%
    110,000    Aeon Co. Ltd.                                         1,673,063
    116,000    Ajinomoto Co., Inc.                                   1,287,487
    113,000    KANEKA CORP.                                          1,262,634
    108,000    Kao Corp.                                             2,537,656
      4,400    Keyence Corp.                                           980,928
     30,600    Murata Manufacturing Co., Ltd.                        1,550,357
    133,000    NIPPON OIL CORP.                                        899,980
        204    Nippon Paper Group, Inc.                                746,335
    193,500    NISSAN MOTOR CO., LTD.                                1,913,035
      1,446    NTT DoCoMo, Inc.                                      2,130,559
     67,800    OMRON CORP.                                           1,490,312
     31,000    SECOM CO., LTD.                                       1,330,100
     75,000    Seino Transportation Co., Ltd.                          675,975
     22,800    SHIMACHU CO., LTD.                                      572,703
     91,200    SHOWA SHELL SEKIYU K.K.                                 911,864
     68,000    SUZUKI MOTOR CORP.                                    1,065,070
     23,000    TAKEFUJI CORP.                                        1,548,083
                                                                  ------------
                                                                    22,576,141
                                                                  ------------

               Netherlands  7.3%
     83,300    ASML Holding NV (a)<F66>                              1,306,429
     59,800    ING Groep NV                                          1,681,003
    136,700    Koninklijke Ahold NV (a)<F66>                         1,120,005
     53,000    Royal Dutch Petroleum Co.                             3,445,864
     13,400    Unilever NV                                             867,941
     80,600    Wolters Kluwer NV                                     1,538,608
                                                                  ------------
                                                                     9,959,850
                                                                  ------------

               Russia  0.9%
      3,525    Autoliv, Inc. - SDR                                     153,662
     31,600    Mobile TeleSystems SP - ADR                           1,063,340
                                                                  ------------
                                                                     1,217,002
                                                                  ------------

               Singapore  1.8%
    103,000    Great Eastern Holdings Ltd.                             878,780
    320,500    Singapore Press Holdings Ltd.                           816,047
     87,000    United Overseas Bank Ltd.                               731,664
      8,700    United Overseas Land Ltd.                                11,747
                                                                  ------------
                                                                     2,438,238
                                                                  ------------

               South Korea  0.8%
      4,610    Samsung Electronics Co., Ltd. - GDR                   1,098,486
                                                                  ------------

               Spain  2.3%
     28,800    ACS Actividades de Construccion y Servicios, SA         804,592
     70,800    Banco Bilbao Vizcaya Argentaria, SA                   1,087,950
     63,006    Indra Sistemas, SA                                    1,244,842
                                                                  ------------
                                                                     3,137,384
                                                                  ------------

               Sweden  0.7%
     55,000    Securitas AB - Class B                                  915,303
                                                                  ------------

               Switzerland  7.0%
      3,350    Nestle SA                                               855,700
     61,000    Novartis AG                                           2,895,737
     27,200    Roche Holding AG                                      3,431,614
     14,250    UBS AG                                                1,110,731
      8,100    Zurich Financial Services AG                          1,389,152
                                                                  ------------
                                                                     9,682,934
                                                                  ------------

               Taiwan  0.4%
     66,953    Taiwan Semiconductor
                 Manufacturing Company Ltd. - ADR                      610,611
                                                                  ------------

               Thailand  1.0%
    451,000    Advanced Info Service Public Co. Ltd.                 1,113,311
    292,000    Shin Corp.                                              263,620
                                                                  ------------
                                                                     1,376,931
                                                                  ------------

               United Kingdom  18.2%
     37,200    AstraZeneca plc                                       1,533,613
     98,200    Aviva plc                                             1,090,356
    142,700    Barclays plc                                          1,414,427
     94,300    BHP Billiton plc                                      1,202,066
    306,700    Compass Group plc                                     1,284,263
     76,000    EMAP plc                                              1,056,648
    263,000    EMI Group plc                                         1,193,063
     99,900    GlaxoSmithKline plc                                   2,413,847
    169,700    HSBC Holdings plc                                     2,698,565
    680,000    Legal & General Group plc                             1,395,849
    267,000    Rolls-Royce Group plc (a)<F66>                        1,369,772
  9,100,000    Rolls-Royce Group plc - Class B                          15,978
    178,600    Scottish & Newcastle plc                              1,479,267
    203,600    Shell Transport & Trading Co. plc                     1,971,313
     67,000    Standard Chartered plc                                1,220,601
    933,000    Vodafone Group plc                                    2,268,282
    132,100    WPP Group plc                                         1,353,034
                                                                  ------------
                                                                    24,960,944
                                                                  ------------
               TOTAL COMMON STOCKS
                 (Cost $119,602,968)                               124,705,840
                                                                  ------------

               SHORT TERM INVESTMENTS  4.1%
               Money Market Fund  4.1%
  5,580,631    First American Prime Obligations Fund - Class A       5,580,631
                                                                  ------------

               TOTAL SHORT TERM INVESTMENTS
                 (Cost $5,580,631)                                   5,580,631
                                                                  ------------

               TOTAL INVESTMENTS  94.8%
                 (Cost $125,183,599)                               130,286,471

               Other Assets in Excess of Liabilities  5.2%           7,191,229
                                                                  ------------

               TOTAL NET ASSETS  100.0%                           $137,477,700
                                                                  ------------
                                                                  ------------

(a)<F66>  Non-Income Producing
ADR - American Depositary Receipt
GDR - Global Depositary Receipt
SDR - Swedish Depositary Receipt

As of June 30, 2005, the currency diversification as a percentage of net assets was as follows:

   European Monetary Unit          33.1%
   British Pounds                  18.2%
   Japanese Yen                    16.4%
   United States Dollars            9.3%
   Swiss Francs                     7.0%

The remaining investments were in currencies comprising less than 5.0% each of net assets.

See notes to financial statements.

Frontegra New Star International Equity Fund
PORTFOLIO DIVERSIFICATION
June 30, 2005

                                              Value              Percentage
                                              -----              ----------

 Advertising                               $  1,418,257              1.0%
 Aerospace/Defense                            1,385,750              1.0%
 Automobile                                   4,405,779              3.2%
 Banks                                       17,011,406             12.4%
 Brewery                                      1,479,267              1.1%
 Building                                     2,834,539              2.1%
 Chemicals                                    3,800,289              2.8%
 Diversified Operations                         918,774              0.7%
 Electric Utilities                           1,331,747              1.0%
 Electronics                                  2,648,843              1.9%
 Food                                         7,843,910              5.7%
 Ground Transportation                          675,975              0.5%
 Import/Export                                  264,918              0.2%
 Information Technology                       6,606,694              4.8%
 Insurance                                    8,178,144              5.9%
 Machinery                                    1,306,429              0.9%
 Medical Products                             2,811,318              2.0%
 Minerals                                     1,202,066              0.9%
 Multimedia                                   1,379,045              1.0%
 Music                                        1,193,063              0.9%
 Oil                                         13,412,262              9.8%
 Paper & Related                                746,335              0.5%
 Pharmaceutical                              13,682,100              9.9%
 Publishing                                   3,411,303              2.5%
 Real Estate                                  4,388,126              3.2%
 Retail                                       2,245,766              1.6%
 Security Services                            1,330,100              1.0%
 Semiconductor                                  610,611              0.4%
 Software                                     1,352,274              1.0%
 Telecom                                     12,692,622              9.2%
 Television                                   2,138,128              1.6%
                                           ------------             -----
 TOTAL COMMON STOCKS                        124,705,840             90.7%
 TOTAL SHORT-TERM INVESTMENTS                 5,580,631              4.1%
                                           ------------             -----
 TOTAL INVESTMENTS                          130,286,471             94.8%
 Other Assets, Less Liabilities               7,191,229              5.2%
                                           ------------             -----
 TOTAL NET ASSETS                          $137,477,700              100%
                                           ------------             -----
                                           ------------             -----

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005

ASSETS:
Investments at value (cost $125,183,599)                          $130,286,471
Foreign currencies at value (cost $2,450,813)                        2,432,716
Interest and dividend receivable                                       295,229
Receivable for investments sold                                        228,235
Receivable for Fund shares sold                                      5,000,000
Other assets                                                             9,193
                                                                  ------------
Total assets                                                       138,251,844
                                                                  ------------

LIABILITIES:
Payable for investments purchased                                      639,385
Accrued investment advisory fee                                         66,922
Accrued expenses                                                        67,837
                                                                  ------------
Total liabilities                                                      774,144
                                                                  ------------
NET ASSETS                                                        $137,477,700
                                                                  ------------
                                                                  ------------

NET ASSETS CONSIST OF:
Paid in capital                                                   $129,962,422
Undistributed net investment income                                  1,322,949
Undistributed net realized gain on investments
  sold and foreign currencies                                        1,118,465
Net unrealized appreciation on investments                           5,073,864
                                                                  ------------
NET ASSETS                                                        $137,477,700
                                                                  ------------
                                                                  ------------

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          50,000,000
Issued and outstanding                                              12,424,480
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE          $11.07
                                                                        ------
                                                                        ------

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENT OF OPERATIONS

                                                                 YEAR ENDED
                                                               JUNE 30, 2005
                                                               -------------
INVESTMENT INCOME:
Dividends(1)<F67>                                                $2,388,496
Interest                                                                899
                                                                 ----------
                                                                  2,389,395
                                                                 ----------

EXPENSES:
Investment advisory fees (Note 3)                                   780,383
Custody fees                                                        127,300
Fund administration and accounting fees                              66,948
Federal and state registration fees                                  28,781
Audit fees                                                           21,637
Legal fees                                                           18,470
Shareholder servicing fees                                           12,420
Directors' fees and related expenses                                  6,749
Reports to shareholders                                               4,007
Chief Compliance Officer expenses                                     3,912
Other                                                                 3,190
                                                                 ----------
Total expenses before waiver and reimbursement                    1,073,797
Waiver and reimbursement of expenses by Adviser (Note 3)           (293,414)
                                                                 ----------
Net expenses                                                        780,383
                                                                 ----------
NET INVESTMENT INCOME                                             1,609,012
                                                                 ----------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) on:
    Investments                                                   1,437,638
    Foreign currency translation                                   (283,705)
Change in net unrealized appreciation/depreciation on:
    Investments                                                   4,982,921
    Foreign currency                                                (30,905)
                                                                 ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS                                             6,105,949
                                                                 ----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $7,714,961
                                                                 ----------
                                                                 ----------

(1)<F67>  Net of $297,953 in foreign withholding taxes.

See notes to financial statements.

Frontegra New Star International Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

                                                           YEAR ENDED         PERIOD ENDED
                                                         JUNE 30, 2005   JUNE 30, 2004(1)<F68>
                                                         -------------   ---------------------
OPERATIONS:
Net investment income                                     $  1,609,012         $    51,792
Net realized gain (loss) on:
    Investments                                              1,437,638             (19,919)
    Foreign currency translation                              (283,705)             43,285
Change in net unrealized appreciation/depreciation on:
    Investments                                              4,982,921             119,474
    Foreign currency                                           (30,905)              2,374
                                                          ------------         -----------
Net increase in net assets
  resulting from operations                                  7,714,961             197,006
                                                          ------------         -----------

DISTRIBUTIONS
  PAID FROM:
Net investment income                                          (97,435)                 --
Net realized gain on investments                              (299,254)                 --
                                                          ------------         -----------
Net decrease in net assets resulting
  from  distributions paid                                    (396,689)                 --
                                                          ------------         -----------

CAPITAL SHARE
  TRANSACTIONS:
Shares sold                                                119,059,980          11,908,423
Shares issued to holders in
  reinvestment of distributions                                387,660                  --
Shares redeemed                                             (1,418,173)                 --
                                                          ------------         -----------
Net increase in net assets resulting
  from capital share transactions                          118,029,467          11,908,423
                                                          ------------         -----------
Capital contributions from affiliates                               --              24,532
                                                          ------------         -----------

TOTAL INCREASE IN NET ASSETS                               125,347,739          12,129,961
                                                          ------------         -----------

NET ASSETS:
Beginning of period                                         12,129,961                  --
                                                          ------------         -----------
End of period
  (includes undistributed net investment income
  of $1,322,949 and $95,077, respectively)                $137,477,700         $12,129,961
                                                          ------------         -----------
                                                          ------------         -----------

(1)<F68>  Commenced operations on January 8, 2004.

See notes to financial statements.

Frontegra New Star International Equity Fund
FINANCIAL HIGHLIGHTS

                                                                    YEAR               PERIOD
                                                                   ENDED               ENDED
                                                                  JUNE 30,            JUNE 30,
                                                                    2005            2004(1)<F69>
                                                                  --------          ------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                              $10.03              $10.00

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
Net investment income(5)<F73>                                        0.21                0.09
Net realized and unrealized
  gain (loss) on investments                                         0.87               (0.08)
                                                                   ------              ------
TOTAL INCOME FROM
  INVESTMENT OPERATIONS                                              1.08                0.01
                                                                   ------              ------

LESS DISTRIBUTIONS PAID:
From net investment income                                          (0.01)                 --
From net realized gain on investments                               (0.03)                 --
                                                                   ------              ------
TOTAL DISTRIBUTIONS PAID                                            (0.04)                 --
                                                                   ------              ------

Payment by Affiliates                                                  --                0.02
                                                                   ------              ------

Net Asset Value, End of Period                                     $11.07              $10.03
                                                                   ------              ------
                                                                   ------              ------

TOTAL RETURN(2)<F70>                                               10.87%               0.30%(6)<F74>

SUPPLEMENTAL DATA
  AND RATIOS:
Net assets, end of period (in thousands)                         $137,478             $12,130
Ratio of expenses to average net assets(3)<F71>(4)<F72>             0.95%               0.95%
Ratio of net investment income
  to average net assets(3)<F71>(4)<F72>                             1.96%               2.01%
Portfolio turnover rate(2)<F70>                                       44%                 17%

(1)<F69>  Commenced operations on January 8, 2004.
(2)<F70>  Not annualized for periods less than a full year.
(3)<F71> Net of waivers and reimbursements by Adviser. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets would have been 1.31% and 4.41% and the ratio of net investment income (loss) to average net assets would have been 1.60% and (1.45)% for the periods ended June 30, 2005 and June 30, 2004, respectively.
(4)<F72>  Annualized.
(5)<F73> Per share net investment income has been calculated using the daily average share method.
(6)<F74> During the period ended June 30, 2004, 0.20% of the Fund's total return consists of a voluntary reimbursement by the Adviser. Excluding this item, total return would have been 0.10%.

See notes to financial statements.

Frontegra Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2005

(1)  ORGANIZATION

     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of five series: the Frontegra Total Return Bond Fund, the Frontegra Investment Grade Bond Fund, the Frontegra IronBridge Small Cap Fund (formerly Frontegra Horizon Fund), the Frontegra IronBridge SMID Fund and the Frontegra New Star International Equity Fund (the "Funds"). The Frontegra Total Return Bond and Investment Grade Bond Funds seek a high level of total return, consistent with the preservation of capital. The investment objective of the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund and the Frontegra New Star International Equity Fund is capital appreciation. The Frontegra Total Return Bond and Investment Grade Bond Funds, sub-advised by Reams Asset Management Company, LLC ("Reams"), commenced operations on November 25, 1996 and February 23, 2001, respectively. The Frontegra IronBridge Small Cap and IronBridge SMID Funds, sub-advised by IronBridge Capital Management, LLC ("IronBridge"), commenced operations on August 30, 2002 and December 31, 2004, respectively. The Frontegra New Star International Equity Fund, sub-advised by New Star Institutional Managers Limited ("New Star"), commenced operations on January 8, 2004.

(2)  SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

     (a)  Investment Valuation

          Securities are stated at value. Debt securities (other than short-term instruments) are valued at bid prices furnished by a pricing service, unless actual sale prices are available. Securities (other than short-term investments) for which market quotations are readily available are valued at the last trade price on the national securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. With respect to all Funds, all equity securities that are traded using the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued using the NASDAQ Official Closing Price ("NOCP"). Shares of underlying mutual funds are valued at their respective NAVs. Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In certain countries market maker prices, usually the mean between the bid and ask prices, are used. In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using a fair valuation pricing service approved by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by Reams, IronBridge and New Star, pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes

          Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

     (c)  Distributions to Shareholders

          Dividends from net investment income are usually declared and paid quarterly for the Frontegra Total Return Bond and Frontegra Investment Grade Bond Funds and at least annually for the Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund and the Frontegra New Star International Equity Fund. Distributions of net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

          The tax character of distributions paid during the period ended June 30, 2005 and the period ended June 30, 2004 were as follows:

                                                                   PERIOD ENDED                   PERIOD ENDED
                                                                   JUNE 30, 2005                 JUNE 30, 2004
                                                            --------------------------    ---------------------------
                                                            ORDINARY       LONG-TERM      ORDINARY        LONG-TERM
                                                             INCOME      CAPITAL GAINS     INCOME       CAPITAL GAINS
                                                            --------     -------------    --------      -------------
          Frontegra Total
            Return Bond Fund                               $12,228,787     $        0    $21,739,165       $      0
          Frontegra Investment
            Grade Bond Fund                                  5,080,954              0      6,091,843        210,341
          Frontegra IronBridge
            Small Cap Fund                                  10,670,988      3,797,940      2,568,988         38,200
          Frontegra IronBridge
            SMIDFund(1)<F75>                                         0              0            N/A            N/A
          Frontegra New Star
            International Equity Fund(2)<F76>                  396,689              0              0              0

          (1)<F75>  Commenced operations on December 31, 2004.
          (2)<F76>  Commenced operations on January 8, 2004.

          Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. The following adjustments were made for permanent tax differences:

                                                                     UNDISTRIBUTED
                                                         PAID IN    NET INVESTMENT   ACCUMULATED
                                                         CAPITAL        INCOME      GAINS/LOSSES
                                                         -------    --------------  ------------
     Frontegra Total Return Bond Fund                   $      --      $ 824,815      $(824,815)
     Frontegra Investment Grade Bond Fund                      --        285,975       (285,975)
     Frontegra IronBridge Small Cap Fund                 (422,652)       627,135       (204,483)
     Frontegra IronBridge SMID Fund                            --             --             --
     Frontegra New Star International Equity Fund              --       (283,705)       283,705

          As of June 30, 2005, the components of accumulated earnings (losses) for income tax purposes were as follows:

                                                      FRONTEGRA      FRONTEGRA                     FRONTEGRA
                                       FRONTEGRA      INVESTMENT    IRONBRIDGE      FRONTEGRA       NEW STAR
                                      TOTAL RETURN      GRADE        SMALL CAP      IRONBRIDGE   INTERNATIONAL
                                       BOND FUND      BOND FUND        FUND         SMID FUND     EQUITY FUND
                                      ------------    ----------    ----------      ----------   -------------
     Cost basis of investments
       for federal income
       tax purposes                   $389,314,475   $122,256,317   $287,509,975    $40,689,609   $125,282,837
                                      ------------   ------------   ------------    -----------   ------------
                                      ------------   ------------   ------------    -----------   ------------
     Gross tax
       unrealized appreciation        $  1,684,674   $    307,688   $ 52,003,765    $ 2,312,749   $  8,564,897
     Gross tax
       unrealized depreciation          (1,940,985)      (585,127)   (16,736,767)    (1,280,925)    (3,561,263)
                                      ------------   ------------   ------------    -----------   ------------
     Net tax unrealized
       appreciation
       (depreciation)                     (256,311)      (277,439)    35,266,998      1,031,824      5,003,634
                                      ------------   ------------   ------------    -----------   ------------
                                      ------------   ------------   ------------    -----------   ------------
     Undistributed
       ordinary income                   4,761,027        561,406             --        110,269      2,601,837
     Undistributed
       long-term capital gain                   --             --             --             --        175,714
                                      ------------   ------------   ------------    -----------   ------------
     Total distributable earnings        4,761,027        561,406             --        110,269      2,777,551
                                      ------------   ------------   ------------    -----------   ------------
                                      ------------   ------------   ------------    -----------   ------------
     Other accumulated losses             (105,460)      (187,700)    (1,061,417)      (620,089)      (265,907)
                                      ------------   ------------   ------------    -----------   ------------
     Total accumulated earnings       $  4,399,256   $     96,267   $ 34,205,581    $   522,004   $  7,515,278
                                      ------------   ------------   ------------    -----------   ------------
                                      ------------   ------------   ------------    -----------   ------------

          The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, outstanding premium and returns of capital on REIT investments.

     (d)  When-Issued Securities

          The Frontegra Total Return Bond and Investment Grade Bond Funds may purchase securities on a when-issued basis. The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date, normally within 45 days of the purchase. At the time of purchase, the Funds will record the transaction and reflect the value of the security and related liability in determining their net asset value. During the period between the purchase and settlement, no payment is made by the Funds to the issuer and no interest is accrued. The Funds will maintain segregated cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.

     (e)  Mortgage Dollar Rolls

          The Frontegra Total Return Bond and Investment Grade Bond Funds may enter into mortgage dollar rolls, in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A Fund also could be compensated through the receipt of fee income equivalent to a lower forward price.

     (f)  Futures Contracts

          Each Fund may enter into futures contracts, including index and interest rate futures contracts. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

          The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments; 2) the possible absence of a liquid secondary market for any particular instrument at any time.

     (g)  Credit Default Swaps

          The Total Return Bond and Investment Grade Bond Funds may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by a Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the "notional" amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default.

          A Fund may be either the buyer or seller in the transaction. As a seller, a Fund accrues for and receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If a Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Until a credit default swap agreement is closed, the gain or loss on the notional amount in addition to the interest paid or received by a Fund on the notional amount is recorded as unrealized gains or losses on swaps and when the agreement is closed, the gain or loss is recorded as realized gains or losses on swaps.

          Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.
          As noted above, if a Fund is a buyer in a credit default swap agreement and no credit event occurs, it will lose its investment. In addition, the value of the reference obligation received by a Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     (h)  Foreign Currency Translation

          Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both financial reporting and tax purposes.

     (i)  Other

          Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Expenses attributable to the Funds are generally allocated to each Fund based on net assets. Expenses attributable to a particular Fund are allocated directly to that Fund.

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER

     Each of the Funds has entered into an agreement with Frontegra Asset Management, Inc. (the "Adviser"), with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. The terms of these agreements are as follows:

     The Frontegra Total Return Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.40% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.425% of the Fund's average daily net assets. Pursuant to an expense cap agreement amendment effective June 1, 2005, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra Investment Grade Bond Fund will pay the Adviser a monthly fee at the annual rate of 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.42% of the Fund's average daily net assets. Pursuant to an expense cap agreement amendment effective June 1, 2005, the Adviser agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.20% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge Small Cap Fund will pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 1.10% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra IronBridge SMID Fund will pay the Adviser a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (excluding brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     The Frontegra New Star International Equity Fund will pay the Adviser a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. Pursuant to an expense cap agreement dated August 23, 2004, the Adviser has agreed to waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.95% of the Fund's average daily net assets. This expense cap agreement was revised effective July 1, 2005 to ensure that the Fund's operating expenses do not exceed 0.75% of the Fund's average daily net assets and will continue in effect until October 31, 2005 with successive renewal terms of one year unless terminated by the Adviser or the Fund prior to any such renewal.

     Any waivers or reimbursements are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund's expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

     The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

                                                     FRONTEGRA                   FRONTEGRA
                   FRONTEGRA        FRONTEGRA       IRONBRIDGE    FRONTEGRA       NEW STAR
                 TOTAL RETURN    INVESTMENT GRADE    SMALL CAP    IRONBRIDGE   INTERNATIONAL
                   BOND FUND        BOND FUND          FUND       SMID FUND     EQUITY FUND
                 ------------    ----------------   ----------    ----------   -------------
     2006          $271,055          $216,003         $81,538           --              --
     2007          $287,901          $246,053        $125,562           --         $89,001
     2008          $320,062          $245,625         $32,371      $66,381        $293,414

(4)  CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Frontegra Total Return Bond Fund were as follows:

                                                    YEAR ENDED      YEAR ENDED
                                                   JUNE 30, 2005  JUNE 30, 2004
                                                   -------------  -------------
     Shares sold                                     1,389,449        462,593
     Shares issued to holders in
      reinvestment of distributions                    371,085        671,747
     Shares redeemed                                (3,078,689)      (988,501)
                                                    ----------       --------
     Net increase (decrease) in shares outstanding  (1,318,155)       145,839
                                                    ----------       --------
                                                    ----------       --------

     Transactions in shares of the Frontegra Investment Grade Bond Fund were as follows:

                                                    YEAR ENDED      YEAR ENDED
                                                   JUNE 30, 2005  JUNE 30, 2004
                                                   -------------  -------------
     Shares sold                                       763,992      2,357,330
     Shares issued to holders in
      reinvestment of distributions                    330,876        441,773
     Shares redeemed                                (3,988,305)    (3,399,762)
                                                    ----------     ----------
     Net decrease in shares outstanding             (2,893,437)      (600,659)
                                                    ----------     ----------
                                                    ----------     ----------

     Transactions in shares of the Frontegra IronBridge Small Cap Fund were as follows:

                                                    YEAR ENDED      YEAR ENDED
                                                   JUNE 30, 2005  JUNE 30, 2004
                                                   -------------  -------------
     Shares sold                                    10,879,301      7,536,969
     Shares issued to holders in
      reinvestment of distributions                    819,321        154,458
     Shares redeemed                                (1,095,395)    (2,677,982)
                                                    ----------     ----------
     Net increase in shares outstanding             10,603,227      5,013,445
                                                    ----------     ----------
                                                    ----------     ----------

     Transaction in shares of the Frontegra IronBridge SMID Fund were as follows:

                                                           PERIOD ENDED
                                                      JUNE 30, 2005(1)<F77>
                                                      ---------------------
     Shares sold                                             4,185,493
     Shares redeemed                                           (23,304)
                                                             ---------
     Net increase in shares outstanding                      4,162,189
                                                             ---------
                                                             ---------

     (1)<F77>  Commenced operations on December 31, 2004.

     Transaction in shares of the Frontegra New Star International Equity Fund were as follows:

                                           YEAR ENDED         PERIOD ENDED
                                          JUNE 30, 2005   JUNE 30, 2004(1)<F78>
                                          -------------   ---------------------
     Shares sold                           11,306,626           1,209,499
     Shares issued to holders in
      reinvestment of distributions            35,532                  --
     Shares redeemed                         (127,177)                 --
                                           ----------           ---------
     Net increase in shares outstanding    11,214,981           1,209,499
                                           ----------           ---------
                                           ----------           ---------

     (1)<F78>  Commenced operations on January 8, 2004.

(5)  INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of securities, excluding short-term investments and U.S. government securities, for the Funds for the period ended June 30, 2005 are summarized below:

                                                           FRONTEGRA                         FRONTEGRA
                         FRONTEGRA         FRONTEGRA      IRONBRIDGE       FRONTEGRA         NEW STAR
                        TOTAL RETURN   INVESTMENT GRADE    SMALL CAP       IRONBRIDGE      INTERNATIONAL
                         BOND FUND         BOND FUND         FUND          SMID FUND        EQUITY FUND
                        ------------   ----------------   ----------       ----------      -------------
     Purchases         $1,371,736,130    $414,530,661    $273,214,899     $49,427,659      $141,246,243
     Sales             $1,359,135,055    $430,960,518    $123,755,688     $10,127,057       $34,427,038

     Purchases and sales of long-term U.S. government securities for the Frontegra Total Return Bond Fund were $3,126,787,366 and $3,182,369,239, respectively. Purchases and sales of long-term U.S. government securities for the Frontegra Investment Grade Bond Fund were $867,165,668 and $885,372,701, respectively.

     There were no purchases or sales of long-term U.S. government securities for the Frontegra IronBridge Small Cap Fund, the Frontegra IronBridge SMID Fund or the Frontegra New Star International Equity Fund.

     The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At June 30, 2005 there were no capital loss carryforwards for any of the Funds.

     At June 30, 2005 the Frontegra Investment Grade Bond, IronBridge Small Cap, IronBridge SMID and New Star International Equity Funds had post-October capital losses of $168,013, $1,061,417, $620,089 and $236,899, respectively.

(6)  DIRECTORS FEES

     The Independent Directors of the Funds were paid $30,000 in director fees during the year ended June 30, 2005. The Interested Director did not receive any remuneration from the Funds.

Frontegra Funds
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
June 30, 2005

To the Shareholders and Board of Directors
Frontegra Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Frontegra Funds, Inc., comprised of the Frontegra Total Return Bond Fund, Frontegra Investment Grade Bond Fund, Frontegra IronBridge Small Cap Fund, Frontegra IronBridge SMID Fund and Frontegra New Star International Equity Fund (the "Funds"), as of June 30, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at June 30, 2005, the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                         /s/Ernst & Young LLP

Chicago, Illinois
August 22, 2005

Frontegra Funds
ADDITIONAL INFORMATION
(Unaudited)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the Directors and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Directors and Officers and is available without charge, upon request by calling 1-888-825-2100.

INTERESTED DIRECTOR AND OFFICERS

                                                                                                         NUMBER OF
                                                         PRINCIPAL                                       FUNDS IN     OTHER
                              POSITION(S)                OCCUPATION                                      COMPLEX      DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH      TERM OF     DURING PAST                                     OVERSEEN     HELD BY
AS OF JUNE 30, 2005           FUNDS          OFFICE      FIVE YEARS                                      BY DIRECTOR  DIRECTOR
---------------------         -----------    -------     -----------                                     -----------  -------------
William D. Forsyth III*<F79>  Co-President,  Indefinite  Mr. Forsyth received his B.S. in                5            None
Frontegra Asset               Treasurer,                 Finance from the University of
Management, Inc.              Assistant                  Illinois in 1986 and his M.B.A.
400 Skokie Boulevard          Secretary and              from the University of Chicago
Suite 500                     Director                   in 1988.  Mr. Forsyth has served
Northbrook, IL 60062          since                      as Co-President, Treasurer, Assistant
Age:  41                      May 1996                   Secretary and a Director of the Adviser
                                                         since May 1996.  From July 1993 until
                                                         the present, Mr. Forsyth also served as
                                                         a Partner of Frontier Partners, Inc., a
                                                         consulting/marketing firm.  From April
                                                         1987 until June 1993, Mr. Forsyth served
                                                         as a Partner of Brinson Partners, Inc., an
                                                         investment advisor, and from June 1986
                                                         until April 1987, he served as a product
                                                         marketing representative of Harris Trust
                                                         & Savings Bank.  Mr. Forsyth received
                                                         his CFA designation in 1991.

Thomas J. Holmberg, Jr.*<F79> Co-President,  Indefinite  Mr. Holmberg received his B.A. in               N.A.         N.A.
Frontegra Asset               Secretary and              Economics from the College of
Management, Inc.              Assistant                  William and Mary in 1980 and his
400 Skokie Boulevard          Treasurer                  M.P.P.M from Yale University in 1987.
Suite 500                     since                      Mr. Holmberg has served as
Northbrook, IL 60062          May 1996;                  Co-President, Secretary, Assistant
Age:  46                      Chief                      Treasurer and a Director of the Adviser
                              Compliance                 since May 1996.  From July 1993 until
                              Officer                    the present, Mr. Holmberg also served
                              since                      as a Partner of Frontier Partners, Inc.,
                              September                  a consulting/marketing firm.  From
                              2004;                      February 1989 until July 1993, Mr.
                              Director                   Holmberg served as a Partner of, and
                              from May                   Account Manager for, Brinson Partners,
                              1996 to                    Inc., an investment advisor.  From July
                              May 2002                   1987 until January 1989, Mr. Holmberg
                                                         served as an associate in the fixed income
                                                         sales area of Goldman, Sachs & Co.  Mr.
                                                         Holmberg received his CFA designation
                                                         in 1991.

*<F79> Mr. Forsyth and Mr. Holmberg are each an "interested person" of the Funds because each serves as a director and officer of the Adviser and each owns 50% of the Adviser.

INDEPENDENT DIRECTORS

                                                                                                         NUMBER OF
                                                         PRINCIPAL                                       FUNDS IN     OTHER
                              POSITION(S)                OCCUPATION                                      COMPLEX      DIRECTORSHIPS
NAME, ADDRESS AND AGE         HELD WITH      TERM OF     DURING PAST                                     OVERSEEN     HELD BY
AS OF JUNE 30, 2005           FUNDS          OFFICE      FIVE YEARS                                      BY DIRECTOR  DIRECTOR
---------------------         -----------    -------     -----------                                     -----------  -------------
David L. Heald                Director       Indefinite  Mr. Heald received his B.A. in English          5            None
400 Skokie Boulevard          since                      from Denison University in 1966 and
Suite 260                     June                       his J.D. from Vanderbilt University
Northbrook, IL 60062          1996                       School of Law in 1969.  Mr. Heald has
Age:  61                                                 been a principal and a Director of
                                                         Consulting Fiduciaries, Inc. ("CFI"), a
                                                         registered investment adviser, since
                                                         August of 1994.  CFI provides
                                                         professional, independent, fiduciary
                                                         decision making, consultation and
                                                         alternative dispute resolution services
                                                         to ERISA plans, plan sponsors and
                                                         investment managers.  Between April
                                                         1994 and August 1994, Mr. Heald
                                                         engaged in the private practice of law.
                                                         From August 1992 until April 1994, Mr.
                                                         Heald was a managing director and the
                                                         chief administrative officer of Calamos
                                                         Asset Management, Inc., a registered
                                                         investment adviser specializing in
                                                         convertible securities, and he served as
                                                         an officer and director of CFS Investment
                                                         Trust, a registered investment company
                                                         comprised of four series.  From January
                                                         1990 until August 1992, Mr. Heald was
                                                         a partner in the Chicago based law firm
                                                         of Gardner, Carton & Douglas.

James M. Snyder               Director       Indefinite  Mr. Snyder received his B.S. in Finance         5            None
400 Skokie Boulevard          since May                  from Indiana University in 1969 and his
Suite 500                     2002                       M.B.A. from DePaul University in 1973.
Northbrook, IL 60062                                     Mr. Snyder served as an investment
Age:  58                                                 professional with Northern Trust from
                                                         June 1969 until his retirement in June
                                                         2001.  He served in a variety of
                                                         capacities at Northern Trust, most
                                                         recently as Executive Vice President of
                                                         Northern Trust and Vice Chairman of
                                                         Northern Trust Global Investments.
                                                         Mr. Snyder is a Chartered Financial
                                                         Analyst (CFA).

FOREIGN TAX CREDIT

For the fiscal year ended June 30, 2005, the Frontegra New Star International Equity Fund earned foreign source income and paid foreign taxes which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                            FOREIGN SOURCE         FOREIGN
                            INCOME EARNED         TAXES PAID
      COUNTRY                (PER SHARE)         (PER SHARE)
      -------               --------------       -----------
      Australia                 0.0027              0.0000
      Belgium                   0.0063              0.0009
      China                     0.0030              0.0001
      Denmark                   0.0047              0.0007
      France                    0.0293              0.0044
      Finland                   0.0025              0.0004
      Germany                   0.0171              0.0026
      Greece                    0.0095              0.0000
      Hong Kong                 0.0080              0.0000
      Hungary                   0.0026              0.0005
      India                     0.0000              0.0000
      Israel                    0.0004              0.0001
      Italy                     0.0126              0.0022
      Japan                     0.0187              0.0013
      Britain                   0.0450              0.0000
      Netherlands               0.0183              0.0027
      Singapore                 0.0068              0.0000
      South Korea               0.0020              0.0003
      Spain                     0.0045              0.0007
      Switzerland               0.0120              0.0018
      Sweden                    0.0036              0.0005
      Thailand                  0.0033              0.0003

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2005 certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was as follows:

   Frontegra IronBridge Small Cap Fund                                    6.2%
   Frontegra New Star International Equity Fund                          77.6%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2005 was as follows:

   Frontegra IronBridge Small Cap Fund                                    5.3%
   Frontegra New Star International Equity Fund                           0.4%

A NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser, sub-adviser and/or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these reports include the accuracy of the adviser's, sub-advisers' or portfolio manager's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

Frontegra Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc., the Funds' investment adviser (the "Adviser"), the authority to vote proxies. The proxy voting policies permit the Adviser to delegate its authority to vote proxies to each Fund's subadviser. A description of the Frontegra Funds proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.
-----------------------

The registrant has adopted a code of ethics that applies to the registrant's principal executive officers and principal financial officer ("Covered Persons"). On May 23, 2005, the code of ethics was amended to update the registrant's compliance personnel and to provide that if the Ethics Compliance Officer is also a Covered Person, he or she should discuss conflict of interest
situations with the registrant's audit committee.   The registrant has not
granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant's Code of Ethics is filed herewith.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Fees Billed by Ernst & Young LLP. The aggregate fees billed for professional services by Ernst & Young LLP ("E&Y") during fiscal 2005 and fiscal 2004 were:

Type of Fees                  FYE 6/30/2005       FYE 6/30/2004
------------                  -------------       -------------
Audit Fees                     $    90,500          $  62,000
Audit-Related Fees                    -                   -
Tax Fees                            22,500             16,000
All Other Fees                        -                   -

In the above table, "audit fees" are fees billed for professional services for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. "Tax fees" are fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by E&Y during fiscal 2005. During the last two fiscal years, there were no non-audit services rendered by E&Y to the registrant's investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant. All of the E&Y's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of E&Y.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
------------------------------------------------------------------------

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

Not Applicable.

ITEM 11. CONTROLS AND PROCEDURES.
---------------------------------

(a) Based on an evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days prior to the filing date of this Form N-CSR, the Registrant's Co-Presidents and Treasurer have concluded that the disclosure controls and procedures are effective.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Frontegra Funds, Inc.

     By:  /s/William D. Forsyth III
          ------------------------------------
          William D. Forsyth III, Co-President
          (Principal Executive Officer)

     Date:   September 7, 2005
          -----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By:  /s/ Thomas J. Holmberg, Jr.
          -------------------------------------
          Thomas J. Holmberg, Jr., Co-President
          (Principal Executive Officer)

     Date:   September 7, 2005
          -------------------------------------

     By:  /s/ William D. Forsyth III
          --------------------------------------------------
          William D. Forsyth III, Co-President and Treasurer
          (Principal Executive and Financial Officer)

     Date:   September 7, 2005
          --------------------------------------------------